Putnam
Master Income
Trust


ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

10-31-00

[SCALE LOGO OMITTED]

FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Shareholder:

It is a pleasure to greet you in our new roles as Chairman of the Trustees and President of the Funds. As you know, both of us have been members of the Board of Trustees for a number of years -- years during which the global securities markets, the mutual fund industry, and Putnam itself have experienced tremendous growth and change.

As we look to the future, we are certain that the changes will be breathtaking in their scope. What will not change is the Trustees' dedication to serving the best interests of our shareholders.

We welcome the challenges that lie ahead and are confident that Putnam and your Board will continue to face those challenges successfully as they have for more than 60 years. We look forward to helping you meet your financial objectives for many years to come.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
December 20, 2000

REPORT FROM FUND MANAGEMENT

David L. Waldman
and the Core
Fixed-Income team

During the 12 months ended October 31, 2000, Putnam Master Income Trust experienced market environments that were anything but ordinary. At this time last year, investors were uncertain what to expect from the market, given Y2K-related concerns, but they were also confident enough to focus on the riskier sectors of the market. After the Y2K transition passed without incident, the euphoria of the market quickly dissipated into a quagmire of uncertainty. Fears of inflation and fallout from the Federal Reserve Board's decisions to increase interest rates created an unfavorable environment for bonds. At midyear, a more stable market environment returned; inflation appeared to remain benign, the U.S. economy showed signs of slowing down, and the threat of further Fed rate increases seemed to diminish. In the final months of the period, the performance of sectors such as high-yield corporates and emerging markets significantly deteriorated as the economic outlook grew uncertain and the equity markets dramatically underperformed.

Total return for 12 months ended 10/31/00

                 NAV            Market price
-----------------------------------------------------------------------
                2.37%               7.70%
-----------------------------------------------------------------------

Past performance is not indicative of future results. Performance information for longer periods begins on page 6.

* FIXED-INCOME MARKETS EXHIBIT TOPSY-TURVY BEHAVIOR

The economic environment and the action of the U.S. Treasury yield curve dominated the performance of investment-grade securities during fiscal 2000. In part, this atmosphere was the result of the federal government's decision to use the government budget surplus to buy back long-term U.S. Treasury bonds. The resulting shrinking supply of these securities, combined with increasing demand, pushed prices sharply higher. Meanwhile, at the other end of the yield spectrum, the Fed's six increases in short-term interest rates from June 1999 through May 2000 depressed the prices of short-term Treasury investments. This combination created an inverted yield curve for most of the fiscal year, in which yields offered by short-term investments actually became higher than those of long-term bonds. The yield curve resumed a more typical shape towards the end of the period as a result of a slowing economic environment.


[GRAPHIC OMITTED: horizontal bar chart SECTOR ALLOCATIONS]

SECTOR ALLOCATIONS*

High-yield              46.0%

U.S. investment-grade   33.0%

International           21.0%

Footnote reads:
*Based on net assets as of 10/31/00. Holdings will vary over time.

Another unique characteristic of the performance over the fiscal year was the dispersion of returns across market sectors. The two best performing sectors were emerging markets and long-term Treasury bonds, with returns of approximately 20% and 10%, respectively. This was a particularly intriguing occurrence in light of the performance of these sectors during the flight to quality environment in 1998. At that time, emerging markets underperformed dramatically while long-term Treasury bonds were considered a safe haven. At the other end of the return spectrum, international bonds -- hurt by a declining euro -- and high-yield corporate bonds had negative returns. Given the dispersion of returns across sectors, the fund's strategy of diversification has allowed it to minimize risk in this volatile environment.

* INVESTMENT-GRADE SECURITIES REMAIN RELIABLE BUT HIGH-YIELD BONDS DISAPPOINT

Within the investment-grade sector, the fund benefited from the performance of both long-term Treasury bonds and mortgage-backed securities. Although Treasury yields followed a volatile pattern, they remained within a 50 basis-point trading range at the start and at the end of the fiscal year, which in turn allowed the securities to benefit from attractive yields and some price appreciation. In addition, the fund took advantage of longer maturity bonds which had benefited from the federal government's buy back program. Within the mortgage-backed sector, the fund benefited from stable prepayments and rising mortgage rates.

The combination of poor equity markets, defaults, and negative mutual fund cash flows contributed to the underperformance of high-yield bonds during the period, especially towards the end of the fiscal year. Although the sector delivered attractive yields, the price performance was negative as spreads widened throughout the period. The spread is the difference between the yields of high-yield corporate securities and treasury securities that have the same maturity.

The high-yield bond market rallied in the fourth quarter of 1999, consistent with the performance of U.S. equity markets, especially technology stocks. However, throughout most of 2000, as equity markets experienced corrections, the volatility also spilled over into the high-yield market.

Rising default rates over the past two years reduced demand for high-yield bonds even further. The rise in defaults has received a great deal of attention. Historically the most stressful time for a corporation is the three-year period following issuance of high-yield bonds. The pattern of defaults that is now emerging can be attributed in part to the strong issuance in 1997 and 1998.

As they did in the equity markets, the technology and telecommunications sectors of the high-yield market have experienced rough patches throughout the period. We have trimmed back the fund's telecommunications holdings in the sector, but it did not completely escape the negative effects.

* EMERGING MARKETS, DEVELOPED MARKETS BOLSTER RETURNS

Despite overall market volatility, many emerging markets have performed well during the period, and we found attractive fundamentals in those areas. The general health of the global economy was sustained during the period, and commodity prices remained firm. Many of these emerging markets are exporters of oil; the sharp increase in oil prices improved the financial picture of these countries.


[GRAPHIC OMITTED: TOP THREE HOLDINGS PER SECTOR]

TOP THREE HOLDINGS PER SECTOR

HIGH YIELD SECTOR

Echostar Broadband Corp.
144A sr. notes 10 3/8s, 2007

Midland Funding II Corp.
deb. Series A, 11 3/4s, 2005

Huntsman Packaging Corp. bank term loan, Series B, FRN 9.688s, 2008

FOREIGN GOVERNMENT

Denmark (Kingdom of) bonds 6s, 2009

Canada (Government of) bonds Series
WE00, 5 1/2s, 2002

Hellenic Greece (Republic of) bonds
6 1/2s, 2014

U.S. GOVERNMENT

U.S. Treasury Notes
6 1/2s, 2/15/10

U.S. Treasury Bonds
6 1/8s, 11/15/27

U.S. Treasury Notes
6 3/4s, 5/15/05

Footnote reads:
These holdings represent 18.4% of the fund's net assets as of 10/31/00. Portfolio holdings will vary over time.

The fund's positions in Mexico and Russia were among the strongest performers. Mexican securities did well as the country experienced increased economic stability and the beneficial effects of the still-stable U.S. economy continued to spill across the border. Russian holdings benefited not only from a more market-oriented government but also from the increase in oil prices.

Within the developed market universe, the fund took advantage of opportunities in various countries during the fiscal year, such as Australia and Denmark. We limited exposure to Japan, as the potential supply of Japanese government securities weighed heavily on the market.

Unfortunately, the fund's exposure in international markets was hurt by the underperformance of foreign currencies. In particular the euro has continued its slow deterioration, as the attractiveness of the U.S. economy and its financial markets lured capital flows from abroad. As a result, investors tended to buy the dollar and sell foreign currencies.


* OUTLOOK: WE REMAIN CAUTIOUSLY OPTIMISTIC

While the market continues its bumpy ride, we continue to monitor the fixed-income universe closely and look for positive fundamentals and attractive valuations. With the most recent Fed decision to leave rates untouched, the probability that the economy will experience a soft landing has increased. Within the investment grade market, we continue to favor mortgage-backed securities.

A recovery for high-yield bonds may very well be in sight. There are several factors to support this: defaults should peak and start to decline in 2001, yields are attractive on a historical basis, and many of the uncertainties that have caused the high-yield market to struggle show signs of subsiding. However, we continue to remain cautious in the short term with a more positive outlook for 2001.

Within the international marketplace, we continue to take advantage of opportunities in the developed market universe. We remain positive on Denmark, but we continue to be cautious towards Japan. Despite economic stability and supportive commodity prices, we remain cautious on emerging markets due to pockets of specific country risks.

Although more volatility and uncertainty may be in store until the end of the year, we believe the fund is well positioned to meet the challenges of fiscal 2001.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 10/31/00, there is no guarantee the fund will continue to hold these securities in the future. International investments are subject to certain risks, such as currency fluctuations, economic instability, and political developments. While the U.S. government backing of individual securities does not insure your principal, which will fluctuate, it does guarantee that the fund's government-backed holdings will make timely payments of interest and principal. Mortgage-backed securities in the portfolio may be subject to prepayment risk. The lower credit ratings of high-yield bonds reflect a greater possibility that adverse changes in the economy or poor performance by the issuers of these bonds will affect the issuer's ability to pay principal and interest.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Master Income Trust is designed for investors seeking high current income, consistent with preservation of capital, through a portfolio diversified among U.S. investment grade, high yield, and international fixed-income securities.



TOTAL RETURN FOR PERIODS ENDED 10/31/00

                                                         Salomon Bros.     First
                                          Lehman Bros.      Non-U.S.      Boston
                                  Market   Government     World Govt.    High Yield
                         NAV      price    Bond Index     Bond Index       Index
----------------------------------------------------------------------------------
1 year                  2.37%     7.70%      8.02%         -9.70%         -0.76%
----------------------------------------------------------------------------------
5 years                25.65     26.23      35.63           3.90          29.46
Annual average          4.67      4.77       6.28           0.77           5.30
----------------------------------------------------------------------------------
10 years              134.73    146.92     113.87          84.42         202.29
Annual average          8.91      9.46       7.90           6.31          11.70
----------------------------------------------------------------------------------
Life of fund
(since 12/28/87)
Annual average          8.53      7.05       8.17           5.82           9.35
----------------------------------------------------------------------------------


Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns, net asset value, and market price will fluctuate so that an investor's shares when sold may be worth more or less than their original cost.

PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 10/31/00
-------------------------------------------------------------------------------
Distributions (number)                       12
-------------------------------------------------------------------------------
Income                                    $0.5573
-------------------------------------------------------------------------------
Return of
capital1                                   0.1087
-------------------------------------------------------------------------------
Capital gains                                --
-------------------------------------------------------------------------------
  Total                                   $0.6660
-------------------------------------------------------------------------------
Share value:                           NAV         Market price
-------------------------------------------------------------------------------
10/31/99                              $7.72           $6.625
-------------------------------------------------------------------------------
10/31/00                               7.13            6.438
-------------------------------------------------------------------------------
Current return (end of period)
-------------------------------------------------------------------------------
Current
dividend
rate2                                  9.26%           10.25%
-------------------------------------------------------------------------------

1 See page 43.

2 Most recent distribution, excluding capital gains, annualized and divided by NAV or market price at end of period.

TOTAL RETURN FOR PERIODS ENDED 9/30/00 (most recent calendar quarter)

                                 NAV            Market price
-------------------------------------------------------------------------------
1 year                          4.70%               8.79%
-------------------------------------------------------------------------------
5 years                        30.05               30.92
Annual average                  5.39                5.54
-------------------------------------------------------------------------------
10 years                      143.18              171.99
Annual average                  9.29               10.52
-------------------------------------------------------------------------------
Life of fund
(since 12/28/87)
Annual average                  8.77                7.35
-------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and principal value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on the New York Stock Exchange.


COMPARATIVE BENCHMARKS

First Boston High Yield Index* is an unmanaged list of lower-rated higher-yielding U.S. corporate bonds.

Salomon Brothers Non-U.S. World Government Bond Index* is an unmanaged list of bonds issued by 10 countries.

The Lehman Brothers Government Bond Index* is composed of all publicly issued, non-convertible, domestic debt of the U.S. government or any agency thereof, quasi-federal corporations, or corporate debt guaranteed by the U.S. government. Flower bonds and pass-through issues are excluded. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization.

*Securities indexes assume reinvestment of all distributions and interest payments and do not take into account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees
Putnam Master Income Trust

We have audited the accompanying statement of assets and liabilities of Putnam Master Income Trust, including the fund's portfolio, as of October 31, 2000, and the related statement of operations for the year then ended, statement of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the three-year period ended October 31, 1998 were audited by other auditors whose report dated December 11, 1998 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Master Income Trust as of October 31, 2000, the results of its operations, changes in its net assets and financial highlights for each of the years or periods described above, in conformity with accounting principles generally accepted in the United States of America.

                                                   KPMG  LLP
Boston, Massachusetts
December 5, 2000




THE FUND'S PORTFOLIO
October 31, 2000

CORPORATE BONDS AND NOTES (42.7%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
Advertising and Marketing Services (0.2%)
-------------------------------------------------------------------------------------------------------------------
     $       80,000 Adams Outdoor Advertising sr. notes 10 3/4s, 2006                                 $      81,800
            392,262 Interact Operating Co. notes 14s, 2003                                                   19,613
            180,000 Lamar Media Corp. sr. sub. notes 9 1/4s, 2007                                           177,750
            460,000 Lamar Media Corp. company guaranty 8 5/8s, 2007                                         448,500
                                                                                                      -------------
                                                                                                            727,663

Aerospace and Defense (0.7%)
-------------------------------------------------------------------------------------------------------------------
            760,000 Argo-Tech Corp. company guaranty 8 5/8s, 2007                                           615,600
            440,000 BE Aerospace, Inc. sr. sub. notes 9 1/2s, 2008                                          435,600
            100,000 BE Aerospace, Inc. sr. sub. notes Ser. B, 8s, 2008                                       91,000
            370,000 Decrane Aircraft Holdings company guaranty Ser. B, 12s, 2008                            333,000
            495,000 L-3 Communications Corp. sr. sub. notes Ser. B, 10 3/8s, 2007                           505,519
            220,000 L-3 Communications Corp. company guaranty Ser. B, 8s, 2008                              199,100
            185,000 Moog, Inc. sr. sub. notes Ser. B, 10s, 2006                                             183,150
             30,000 Sequa Corp. med. term notes 10s, 2001                                                    30,191
            210,000 Sequa Corp. sr. notes 9s, 2009                                                          203,700
                                                                                                      -------------
                                                                                                          2,596,860

Agriculture (0.3%)
-------------------------------------------------------------------------------------------------------------------
          1,297,335 Premium Standard Farms, Inc. sr. sec. notes 11s, 2003 (PIK)                           1,174,088

Airlines (0.8%)
-------------------------------------------------------------------------------------------------------------------
            540,000 Airbus Industries 144A equipment trust 12.266s, 2020                                    571,226
            560,000 Calair LLC 144A company guaranty 8 1/8s, 2008                                           526,400
            100,000 Continental Airlines, Inc. notes 8s, 2005                                                95,165
             40,000 Northwest Airlines, Inc. company guaranty 8.52s, 2004                                    38,683
            130,000 Northwest Airlines, Inc. company guaranty 8 3/8s, 2004                                  124,709
             10,000 Northwest Airlines, Inc. company guaranty 7 7/8s, 2008                                    9,134
            270,000 Northwest Airlines, Inc. company guaranty 7 5/8s, 2005                                  252,955
            100,000 US Air, Inc. pass-through certificates Ser. 93-A3, 10 3/8s, 2013                         92,250
          1,500,000 US Air, Inc. pass-through certificates Ser. 93-A2, 9 5/8s, 2003                       1,454,100
                                                                                                      -------------
                                                                                                          3,164,622

Automotive (1.0%)
-------------------------------------------------------------------------------------------------------------------
            180,000 Aftermarket Technology Corp. sr. sub. notes 12s, 2004                                   178,200
            300,000 Aftermarket Technology Corp. sr. sub. notes Ser. D, 12s, 2004                           297,000
            120,000 Collins & Aikman Products, Inc. company guaranty 11 1/2s, 2006                          106,200
            500,000 Dura Operating Corp. company guaranty Ser. B, 9s, 2009                                  407,500
            150,000 Exide Corp. sr. notes 10s, 2005                                                         105,375
             80,000 Federal Mogul Corp. notes 7 7/8s, 2010                                                   20,000
          1,060,000 Federal Mogul Corp. notes 7 3/4s, 2006                                                  275,600
            220,000 Federal Mogul Corp. notes 7 3/8s, 2006                                                   57,200
             70,000 Hayes Wheels International, Inc. company guaranty 11s, 2006                              61,950
            510,000 Hayes Wheels International, Inc. company guaranty
                    Ser. B, 9 1/8s, 2007                                                                    408,000
             60,000 Hayes Wheels International, Inc. 144A sr. sub. notes
                    9 1/8s, 2007                                                                             47,400
            140,000 Lear Corp. sub. notes 9 1/2s, 2006                                                      139,373
            460,000 Lear Corp. company guaranty 8.11s, 2009                                                 417,004
            310,000 Lear Corp. company guaranty Ser. B, 7.96s, 2005                                         289,277
            530,000 Oxford Automotive, Inc. company guaranty Ser. D,
                    10 1/8s, 2007                                                                           445,200
            290,000 Safety Components International, Inc. sr. sub. notes Ser. B,
                    10 1/8s, 2007 (In default) (NON)                                                        116,000
            360,000 Tenneco, Inc. company guaranty Ser. B, 11 5/8s, 2009 (Malaysia)                         208,800
            500,000 Transportation Manufacturing Operations, Inc.
                    company guaranty 11 1/4s, 2009                                                          230,000
                                                                                                      -------------
                                                                                                          3,810,079

Banking (1.2%)
-------------------------------------------------------------------------------------------------------------------
            195,000 Bangko Sentral NG Pilipinas bonds 8.6s, 2027 (Philippines)                              118,619
            100,000 Bank United Corp. sub. notes 8 7/8s, 2007                                                98,600
            520,000 Chevy Chase Savings Bank, Inc. sub. deb. 9 1/4s, 2005                                   494,000
            335,000 Colonial Capital II 144A company guaranty 8.92s, 2027                                   311,209
             45,000 Dime Capital Trust I bank guaranty Ser. A, 9.33s, 2027                                   42,739
            550,000 GS Escrow Corp. sr. notes 7 1/8s, 2005                                                  509,240
            865,000 Hanvit Bank 144A sub. notes 11 3/4s, 2010 (Korea)                                       821,750
            370,000 Local Financial Corp. sr. notes 11s, 2004                                               368,150
             70,000 North Fork Capital Trust I company guaranty 8.7s, 2026                                   67,109
             40,000 Peoples Heritage Capital Trust company guaranty
                    Ser. B, 9.06s, 2027                                                                      39,565
            285,000 Provident Capital Trust company guaranty 8.6s, 2026                                     243,875
            165,000 Riggs Capital Trust 144A bonds 8 5/8s, 2026                                             112,634
            420,000 Sovereign Bancorp, Inc. sr. notes 10 1/2s, 2006                                         426,300
            230,000 Sovereign Capital Trust company guaranty 9s, 2027                                       169,929
            340,000 Superior Financial 144A sr. notes 8.65s, 2003                                           329,887
            240,000 Webster Capital Trust I 144A bonds 9.36s, 2027                                          205,982
                                                                                                      -------------
                                                                                                          4,359,588

Broadcasting (2.6%)
-------------------------------------------------------------------------------------------------------------------
            515,000 Acme Television sr. disc. notes 10 7/8s, 2004                                           484,100
            270,000 Allbritton Communications Co. sr. sub. notes Ser. B, 8 7/8s, 2008                       248,400
            367,800 AMFM Operating, Inc. deb. 12 5/8s, 2006 (PIK)                                           406,419
            570,000 Benedek Communications Corp. sr. disc. notes stepped-coupon
                    zero % (13 1/4s, 5/15/01), 2006 (STP)                                                   484,500
            170,000 Central European Media Enterprises, Ltd. sr. notes 9 3/8s, 2004
                    (In default) (Bermuda) (NON)                                                             51,000
            510,000 Chancellor Media Corp. company guaranty 8s, 2008                                        514,463
            257,990 Citadel Broadcasting, Inc. sr. sub. notes 10 1/4s, 2007                                 250,250
          2,050,000 Echostar Broadband Corp. 144A sr. notes 10 3/8s, 2007                                 2,050,000
            310,000 Fox Family Worldwide, Inc. sr. disc. notes stepped-coupon
                    zero % (10 1/4s, 11/1/02), 2007 (STP)                                                   223,200
            210,000 Fox Family Worldwide, Inc. sr. notes 9 1/4s, 2007                                       198,975
            190,000 Fox/Liberty Networks LLC sr. notes 8 7/8s, 2007                                         190,950
            350,000 Golden Sky DBS, Inc. sr. disc. notes, stepped-coupon Ser. B,
                    zero % (13 1/2s, 3/1/04), 2007 (STP)                                                    238,000
            360,000 Golden Sky Systems company guaranty Ser. B, 12 3/8s, 2006                               385,200
            230,000 Granite Broadcasting Corp. sr. sub. notes 8 7/8s, 2008                                  158,700
            480,000 LIN Holdings Corp. sr. disc. notes stepped-coupon zero %
                    (10s, 3/1/03), 2008 (STP)                                                               345,600
            120,000 LIN Television Corp. company guaranty 8 3/8s, 2008                                      111,600
            185,000 Paxson Communications Corp. 144A sr. sub. notes
                    11 5/8s, 2002                                                                           188,931
             20,000 Pegasus Communications Corp. sr. notes 12 1/2s, 2007                                     21,200
            120,000 Pegasus Communications Corp. sr. notes Ser. B, 9 3/4s, 2006                             117,000
             20,000 Pegasus Communications Corp. 144A sr. notes Ser. B,
                    9 5/8s, 2005                                                                             19,500
            120,000 Pegasus Media & Communications notes Ser. B, 12 1/2s, 2005                              124,800
          1,424,000 PHI Holdings, Inc. sr. sub. notes zero %, 2001                                        1,351,091
            405,000 Radio One, Inc. company guaranty Ser. B, 7s, 2004                                       421,200
             90,000 Sinclair Broadcast Group, Inc. 144A company guaranty 9s, 2007                            79,200
            120,000 Sinclair Broadcast Group, Inc. sr. sub. notes 8 3/4s, 2007                              104,400
            270,000 Spanish Broadcasting System, Inc. sr. sub notes 9 5/8s, 2009                            263,250
            665,000 TV Azteca SA de CV sr. notes 10 1/2s, 2007 (Mexico)                                     598,500
            320,000 XM Satellite Radio, Inc. sec. notes 14s, 2010                                           224,000
                                                                                                      -------------
                                                                                                          9,854,429

Building Materials (0.4%)
-------------------------------------------------------------------------------------------------------------------
            415,000 American Standard, Inc. company guaranty 7 5/8s, 2010                                   385,950
             40,000 American Standard, Inc. company guaranty 7 1/8s, 2003                                    38,700
            150,000 Atrium Companies, Inc. company guaranty Ser. B, 10 1/2s, 2009                           126,750
            360,000 Building Materials Corp. company guaranty 8s, 2008                                      108,000
            510,000 Dayton Superior Corp. company guaranty 13s, 2009                                        495,975
            270,000 NCI Building Systems, Inc. sr. sub. notes Ser. B, 9 1/4s, 2009                          253,800
                                                                                                      -------------
                                                                                                          1,409,175

Cable Television (2.3%)
-------------------------------------------------------------------------------------------------------------------
            680,000 Adelphia Communications Corp. sr. notes Ser. B, 9 7/8s, 2007                            615,400
            270,000 Adelphia Communications Corp. sr. notes Ser. B, 8 3/8s, 2008                            224,100
            160,000 Century Communications Corp. sr. notes 8 7/8s, 2007                                     137,600
             60,000 Charter Communications Holdings LLC sr. disc. notes,
                    stepped-coupon zero % (11 3/4s, 1/15/05), 2010 (STP)                                     33,900
            290,000 Charter Communications Holdings LLC bank term loan
                    Ser. B, FRN, 9.27s, 2008                                                                290,000
          1,290,000 Charter Communications Holdings LLC sr. notes 8 5/8s, 2009                            1,151,325
             20,000 Classic Cable, Inc. company guaranty 10 1/2s, 2010                                       16,600
            990,000 CSC Holdings, Inc. sr. sub. deb. 9 7/8s, 2013                                         1,009,800
            990,000 Diamond Cable Communication Co. sr. disc. notes
                    stepped-coupon zero % (10 3/4s, 2/15/02), 2007
                    (United Kingdom) (STP)                                                                  722,700
          1,162,000 Diva Systems Corp. sr. disc. notes stepped-coupon
                    Ser. B, zero % (12 5/8s, 3/1/03), 2008 (STP)                                            522,900
            520,000 Knology Holdings, Inc. sr. disc. notes stepped-coupon zero %
                    (11 7/8s, 10/15/02), 2007 (STP)                                                         182,000
            730,000 NTL Communications Corp. 144A sr. notes 11 7/8s, 2010                                   686,200
            720,000 NTL Communications Corp. sr. notes Ser. B, 11 1/2s, 2008                                662,400
            325,000 Onepoint Communications, Inc. company guaranty
                    Ser. B, 14 1/2s, 2008                                                                   326,625
            260,000 RCN Corp. sr. notes 10 1/8s, 2010                                                       182,000
            130,000 Rogers Cablesystems, Ltd. deb. 10 1/8s, 2012 (Canada)                                   135,850
            370,000 Supercanal Holdings S.A. 144A sr. notes 11 1/2s, 2005
                    (In default) (Argentina) (NON)                                                          122,100
            690,000 TeleWest Communications PLC sr. discount notes
                    stepped-coupon zero % (11 3/8s, 2/1/05), 2010
                    (United Kingdom) (STP)                                                                  296,700
            110,000 TeleWest Communications PLC deb. 11s, 2007
                    (United Kingdom)                                                                         96,800
            250,000 TeleWest Communications PLC structured note
                    (issued by DLJ International Capital) 10 7/8s, 2005
                    (United Kingdom)                                                                        245,775
             90,000 TeleWest Communications PLC deb. 9 5/8s, 2006
                    (United Kingdom)                                                                         74,700
            110,000 TeleWest Communications PLC sr. disc. notes
                    stepped-coupon zero % (9 1/4s, 4/15/04), 2009
                    (United Kingdom) (STP)                                                                   49,500
            610,000 United Pan-Europe NV sr. disc. notes stepped-coupon
                    zero % (13 3/4s, 2/01/05), 2010 (Netherlands) (STP)                                     237,900
            280,000 United Pan-Europe NV 144A sr. disc. notes stepped-coupon,
                    Ser. B, zero % (12.5s, 8/1/04), 2009 (Netherlands) (STP)                                106,400
            470,000 United Pan-Europe NV sr. notes 10 7/8s, 2009 (Netherlands)                              366,600
                                                                                                      -------------
                                                                                                          8,495,875

Chemicals (1.4%)
-------------------------------------------------------------------------------------------------------------------
          1,010,000 Arco Chemical Co. deb. 9.8s, 2020                                                       939,300
            300,000 Geo Specialty Chemicals, Inc. sr. sub. notes 10 1/8s, 2008                              240,000
            500,000 Huntsman Corp. 144A sr. sub. notes FRN 10.2625s, 2007                                   290,000
             50,000 Huntsman Corp. 144A sr. sub. notes 9 1/2s, 2007                                          30,000
            860,000 Huntsman ICI Chemicals, Inc. company guaranty 10 1/8s, 2009                             817,000
            480,000 ISP Holdings, Inc. sr. notes Ser. B, 9 3/4s, 2002                                       384,000
             80,000 ISP Holdings, Inc. sr. notes Ser. B, 9s, 2003                                            65,600
            360,000 Lyondell Petrochemical Co. sec. notes Ser. B, 9 7/8s, 2007                              351,000
            230,000 Lyondell Petrochemical Co. notes Ser. A, 9 5/8s, 2007                                   223,100
            825,000 Pioneer Americas Acquisition 144A sr. notes 9 1/4s, 2007                                297,000
            200,000 Polymer Group, Inc. company guaranty Ser. B, 9s, 2007                                   145,000
            190,000 Polymer Group, Inc. company guaranty Ser. B, 8 3/4s, 2008                               135,850
            536,893 Polytama International notes 11 1/4s, 2007 (Indonesia)                                   43,649
            480,000 Royster-Clark, Inc. 1st mtge. 10 1/4s, 2009                                             360,000
            380,000 Sterling Chemicals Holdings sr. disc. notes stepped-coupon
                    zero % (13 1/2s, 8/15/01), 2008 (STP)                                                   106,400
            370,000 Sterling Chemicals, Inc. company guaranty Ser. B, 12 3/8s, 2006                         353,350
             30,000 Sterling Chemicals, Inc. sr. sub. notes 11 3/4s, 2006                                    16,500
            393,000 Sterling Chemicals, Inc. sr. sub. notes Ser. A, 11 1/4s, 2007                           208,290
            110,000 Texas Petrochemical Corp. sr. sub. notes Ser. B, 11 1/8s, 2006                           90,200
            465,000 Trikem S.A. 144A bonds 10 5/8s, 2007 (Brazil)                                           353,400
                                                                                                      -------------
                                                                                                          5,449,639

Coal (--%)
-------------------------------------------------------------------------------------------------------------------
            710,000 Lodestar Holdings, Inc. company guaranty 11 1/2s, 2005                                   85,200

Commercial and Consumer Services (0.3%)
-------------------------------------------------------------------------------------------------------------------
            640,000 Coinmach Corp. sr. notes Ser. D, 11 3/4s, 2005                                          646,400
            100,000 GS Superhighway Holdings sr. notes 10 1/4s, 2007 (China)                                 68,000
            605,000 GS Superhighway Holdings sr. notes 9 7/8s, 2004 (China)                                 423,500
                                                                                                      -------------
                                                                                                          1,137,900

Computers (--%)
-------------------------------------------------------------------------------------------------------------------
             80,000 Unisys Corp. sr. notes 11 3/4s, 2004                                                     83,200

Construction (0.4%)
-------------------------------------------------------------------------------------------------------------------
            770,000 Better Minerals & Aggregates Co. company guaranty 13s, 2009                             617,925
            480,000 Morrison Knudsen Corp. 144A sr. notes 11s, 2010                                         408,000
            590,000 Republic Group, Inc. sr. sub. notes 9 1/2s, 2008                                        590,000
                                                                                                      -------------
                                                                                                          1,615,925

Consumer (0.3%)
-------------------------------------------------------------------------------------------------------------------
            160,000 Derby Cycle Corp. (The) sr. notes 9 3/8s, 2008                                           19,413
            430,000 Home Interiors & Gifts, Inc. company guaranty 10 1/8s, 2008                             189,200
            620,000 Jostens, Inc. 144A sr. sub notes 12 3/4s, 2010                                          595,200
            530,000 Samsonite Corp. sr. sub. notes 10 3/4s, 2008                                            406,775
                                                                                                      -------------
                                                                                                          1,210,588

Consumer Finance (0.4%)
-------------------------------------------------------------------------------------------------------------------
            410,000 Aames Financial Corp. sr. notes 9 1/8s, 2003                                            209,613
            150,000 Conseco Finance Trust III, Inc. bonds 8.796s, 2027                                       58,500
            380,000 Conseco Financial Corp. sr. sub. notes 10 1/4s, 2002                                    262,200
            600,000 Contifinancial Corp. sr. notes 8 3/8s, 2003 (In default) (NON)                           82,500
            610,000 Contifinancial Corp. sr. notes 8 1/8s, 2008 (In default) (NON)                           83,875
            840,000 Contifinancial Corp. sr. notes 7 1/2s, 2002 (In default) (NON)                          117,600
            760,000 Delta Financial Corp. sr. notes 9 1/2s, 2004                                            342,000
            210,000 Nationwide Credit, Inc. sr. notes Ser. A, 10 1/4s, 2008                                  69,300
            310,000 Outsourcing Solutions, Inc. sr. sub. notes Ser. B, 11s, 2006                            257,300
                                                                                                      -------------
                                                                                                          1,482,888

Consumer Goods (0.8%)
-------------------------------------------------------------------------------------------------------------------
            450,000 Albecca, Inc. company guaranty 10 3/4s, 2008                                            403,875
            135,000 French Fragrances, Inc. sr. notes Ser. B, 10 3/8s, 2007                                 131,625
            530,000 French Fragrances, Inc. company guaranty Ser. D, 10 3/8s, 2007                          503,500
            310,000 Leiner Health Products sr. sub. notes 9 5/8s, 2007                                      139,500
            740,000 NBTY, Inc. 144A sr. sub. notes 8 5/8s, 2007                                             617,900
            100,000 Playtex Products, Inc. sr. sub. notes 9s, 2003                                           96,000
            230,000 Revlon Consumer Products sr. notes 9s, 2006                                             163,300
            170,000 Revlon Consumer Products sr. notes 8 1/8s, 2006                                         119,000
            650,000 Sealy Mattress Co. company guaranty stepped-coupon Ser. B,
                    zero % (10 7/8s, 12/15/02), 2007 (STP)                                                  494,000
            175,000 Sealy Mattress Co. sr. sub. notes Ser. B, 9 7/8s, 2007                                  165,813
                                                                                                      -------------
                                                                                                          2,834,513

Consumer Services (0.2%)
-------------------------------------------------------------------------------------------------------------------
            930,000 Iron Mountain, Inc. sr. sub. notes 8 1/4s, 2011                                         855,600

Consumer Staples (--%)
-------------------------------------------------------------------------------------------------------------------
            310,000 Doskcil Manufacturing Co. 144A sr. sub. notes 10 1/8s, 2007                             102,300

Containers (0.6%)
-------------------------------------------------------------------------------------------------------------------
            585,000 AEP Industries, Inc. sr. sub. notes 9 7/8s, 2007                                        479,700
             60,000 Owens-Illinois, Inc. deb. 7 1/2s, 2010                                                   39,600
            170,000 Owens-Illinois, Inc. sr. notes 7.35s, 2008                                              112,200
            520,000 Owens-Illinois, Inc. sr. notes 7.15s, 2005                                              369,200
            145,000 Radnor Holdings, Inc. sr. notes 10s, 2003                                               128,325
             50,000 Stone Container Corp. sr. sub. deb. 12 1/4s, 2002 (Canada)                               50,000
            170,000 Stone Container Corp. 144A company guaranty 11 1/2s, 2006
                    (Canada)                                                                                173,400
            740,000 Tekni-Plex, Inc. company guaranty Ser. B, 12 3/4s, 2010                                 666,000
            200,000 U.S. Can Corp. 144A sr. sub. notes 12 3/8s, 2010                                        196,000
                                                                                                      -------------
                                                                                                          2,214,425

Electric Utilities (0.8%)
-------------------------------------------------------------------------------------------------------------------
            440,000 AES China Generating Co. sr. notes 10 1/8s, 2006 (China)                                308,000
            120,000 CMS Energy Corp. sr. notes 7 1/2s, 2009                                                 103,370
          1,020,000 CMS Energy Corp. sr. notes Ser. B, 6 3/4s, 2004                                         938,400
            341,800 Northeast Utilities System notes Ser. A, 8.58s, 2006                                    348,041
            104,533 Northeast Utilities System notes Ser. B, 8.38s, 2005                                    104,702
            850,000 Panda Global Energy Co. company guaranty
                    12 1/2s, 2004 (China)                                                                   374,000
            652,000 York Power Funding 144A notes 12s, 2007 (Cayman Islands)                                652,000
                                                                                                      -------------
                                                                                                          2,828,513

Energy (0.5%)
-------------------------------------------------------------------------------------------------------------------
            610,000 Parker Drilling Corp. company guaranty Ser. D, 9 3/4s, 2006                             597,800
            200,000 RBF Finance Co. company guaranty 11 3/8s, 2009                                          228,500
          1,010,000 RBF Finance Co. company guaranty 11s, 2006                                            1,151,400
                                                                                                      -------------
                                                                                                          1,977,700

Entertainment (0.3%)
-------------------------------------------------------------------------------------------------------------------
            300,000 AMC Entertainment, Inc. sr. sub. notes 9 1/2s, 2009                                     141,000
            345,000 Cinemark USA, Inc. sr. sub. notes 8 1/2s, 2008 (Mexico)                                 131,100
            825,000 Premier Parks, Inc. sr. notes 9 1/4s, 2006                                              750,750
            890,000 Regal Cinemas, Inc. sr. sub. notes 9 1/2s, 2008                                          89,000
            410,000 Regal Cinemas, Inc. sr. sub. notes 8 7/8s, 2010                                          47,150
            440,000 Silver Cinemas, Inc. sr. sub. notes 10 1/2s, 2005 (In default) (NON)                     35,200
            373,000 United Artists Theatre 144A notes, FRN, 10.65625s, 2007
                    (In default) (NON)                                                                        6,994
            941,000 United Artists Theatre sr. sub. notes, Ser. B, 9 3/4s, 2008                              17,644
                                                                                                      -------------
                                                                                                          1,218,838

Financial (0.6%)
-------------------------------------------------------------------------------------------------------------------
             50,000 Advanta Corp. company guaranty Ser. B, 8.99s, 2026                                       29,375
            500,000 Advanta Corp. med. term notes Ser. B, 7s, 2001                                          480,060
            460,000 Advanta Corp. med-term notes Ser. D, 6.92s, 2002                                        414,281
            350,000 AMRESCO, Inc. sr. sub. notes Ser. 97-A, 10s, 2004                                       189,000
            100,000 AMRESCO, Inc. sr. sub. notes Ser. 98-A, 9 7/8s, 2005                                     54,000
             80,000 Finova Capital Corp. sr. notes 7 5/8s, 2009                                              47,200
            240,000 Imperial Credit Capital Trust I 144A company guaranty
                    10 1/4s, 2002                                                                            96,000
            230,000 Imperial Credit Industries, Inc. sr. notes 9 7/8s, 2007                                 103,500
            200,000 Ocwen Capital Trust I company guaranty 10 7/8s, 2027                                    100,000
            320,000 Ocwen Federal Bank FSB sub. deb. 12s, 2005                                              289,600
            260,000 Ocwen Financial Corp. notes 11 7/8s, 2003                                               228,800
            425,000 Resource America, Inc. 144A sr. notes 12s, 2004                                         386,750
                                                                                                      -------------
                                                                                                          2,418,566

Food (0.2%)
-------------------------------------------------------------------------------------------------------------------
            100,000 Archibald Candy Corp. company guaranty 10 1/4s, 2004                                     58,000
            150,000 Aurora Foods, Inc. sr. sub. notes Ser. B, 9 7/8s, 2007                                  112,500
            370,000 Aurora Foods, Inc. 144A ser. sub. notes Ser. D, 9 7/8s, 2007                            277,500
             30,000 Eagle Family Foods company guaranty Ser. B, 8 3/4s, 2008                                 15,825
            150,000 Premier International Foods PLC sr. notes 12s, 2009
                    (United Kingdom)                                                                        108,000
            475,000 Vlasic Foods International., Inc. sr. sub notes Ser. B,
                    10 1/4s, 2009                                                                           255,313
                                                                                                      -------------
                                                                                                            827,138

Gaming & Lottery (2.8%)
-------------------------------------------------------------------------------------------------------------------
            140,000 Ameristar Casinos, Inc. company guaranty Ser. B, 10 1/2s, 2004                          140,700
            340,000 Anchor Gaming 144A sr. sub notes 9 7/8s, 2008                                           343,400
            500,000 Autotote Corp. 144A company guaranty 12 1/2s, 2010                                      492,500
          1,000,000 Autotote Corp. bank term loan Ser. B, FRN 6.625s, 2007                                  997,500
            790,000 Fitzgeralds Gaming Corp. company guaranty Ser. B,
                    12 1/4s, 2004 (In default) (NON)                                                        422,650
            180,000 Harrahs Entertainment, Inc. company guaranty 7 1/2s, 2009                               169,884
            310,000 Harrahs Operating Co., Inc. company guaranty 7 7/8s, 2005                               300,700
            740,000 Hollywood Casino Corp. company guaranty 11 1/4s, 2007                                   775,150
            270,000 Hollywood Park, Inc. company guaranty Ser. B, 9 1/4s, 2007                              290,250
             40,000 International Game Technology 144A sr. notes 8 3/8s, 2009                                38,800
            930,000 International Game Technology sr. notes 7 7/8s, 2004                                    906,750
            215,000 Isle of Capri Black Hawk LLC 144A 1st mtge. Ser. B, 13s, 2004                           234,350
            510,000 Isle of Capri Black Hawk LLC company guaranty 8 3/4s, 2009                              462,825
            500,000 Mandalay Resort Group sr. sub. notes Ser. B, 10 1/4s, 2007                              512,500
            450,000 MGM Grand, Inc. company guaranty 9 3/4s, 2007                                           466,313
            460,000 Mohegan Tribal Gaming, Auth. sr. sub. notes 8 3/4s, 2009                                448,500
            150,000 Mohegan Tribal Gaming, Auth. sr. notes 8 1/8s, 2006                                     144,750
             50,000 Park Place Entertainment Corp. sr. sub. notes 9 3/8s, 2007                               50,375
            520,000 Park Place Entertainment Corp. sr. sub. notes 8 7/8s, 2008                              510,900
          1,770,000 Trump A.C. 1st mtge. 11 1/4s, 2006                                                    1,203,600
            130,000 Trump Castle Funding, Inc. 144A sr. sub. notes 11 3/4s, 2003                            108,225
          1,250,000 Trump Castle Funding, Inc. 144A sub. notes 10 1/4s, 2003                              1,250,000
            460,000 Venetian Casino, Inc. company guaranty 12 1/4s, 2004                                    464,600
                                                                                                      -------------
                                                                                                         10,735,222

Health Care (1.6%)
-------------------------------------------------------------------------------------------------------------------
            355,000 ALARIS Medical Systems, Inc. company guaranty 9 3/4s, 2006                              177,500
            170,000 Bio-Rad Labs Corp. sr. sub. notes 11 5/8s, 2007                                         175,100
            200,000 Columbia/HCA Healthcare Corp. notes 8 3/4s, 2010                                        202,554
            640,000 Columbia/HCA Healthcare Corp. deb. 8.36s, 2024                                          594,400
            150,000 Columbia/HCA Healthcare Corp. med. term notes notes
                    7.69s, 2025                                                                             124,875
            150,000 Columbia/HCA Healthcare Corp. notes 7s, 2007                                            137,625
            600,000 Columbia/HCA Healthcare Corp. med. term notes 6.63s, 2045                               576,744
            270,000 Conmed Corp. company guaranty 9s, 2008                                                  216,000
            320,000 Kinetic Concepts, Inc. company guaranty Ser. B, 9 5/8s, 2007                            267,200
            370,000 Lifepoint Hospital Holdings company guaranty Ser. B,
                    10 3/4s, 2009                                                                           392,200
            510,000 Magellan Health Services sr. sub. notes 9s, 2008                                        336,600
            856,029 Magellan Health Services bank term loan FRN 8s, 2005                                    761,865
            380,000 Mediq, Inc. deb. stepped-coupon zero % (13s, 6/1/03), 2009 (STP)                             38
            440,000 Mediq, Inc. company guaranty 11s, 2008 (In default) (NON)                                13,200
            530,000 Paracelsus Healthcare sr. sub. notes 10s, 2006 (In default) (NON)                       202,725
            150,000 Tenet Healthcare Corp. sr. notes 8 5/8s, 2003                                           150,750
            720,000 Tenet Healthcare Corp. sr. notes Ser. B, 8 1/8s, 2008                                   696,600
            150,000 Tenet Healthcare Corp. sr. notes 8s, 2005                                               147,938
            250,000 Tenet Healthcare Corp. sr. notes Ser. B, 7 5/8s, 2008                                   237,188
            410,000 Triad Hospitals Holdings company guaranty Ser. B, 11s, 2009                             427,425
                                                                                                      -------------
                                                                                                          5,838,527

Homebuilding (0.5%)
-------------------------------------------------------------------------------------------------------------------
            270,000 D.R. Horton, Inc. company guaranty 8s, 2009                                             238,950
             70,000 Del Webb Corp. sr. sub. deb. 10 1/4s, 2010                                               65,275
            160,000 Del Webb Corp. sr. sub. deb. 9 3/8s, 2009                                               145,600
             30,000 Del Webb Corp. sr. sub. debs 9s, 2006                                                    27,150
            360,000 K. Hovnanian Enterprises, Inc. 144A company guaranty
                    10 1/2s, 2007                                                                           338,400
            110,000 Lennar Corp. company guaranty Ser. B, 9.95s, 2010                                       112,200
            120,000 Lennar Corp. sr. notes 7 5/8s, 2009                                                     108,000
            330,000 Ryland Group, Inc. sr. notes 9 3/4s, 2010                                               334,125
            310,000 Standard Pacific Corp. sr. notes 9 1/2s, 2010                                           310,000
            350,000 Toll Corp. company guaranty 8 1/8s, 2009                                                328,125
                                                                                                      -------------
                                                                                                          2,007,825

Lodging/Tourism (0.8%)
-------------------------------------------------------------------------------------------------------------------
GBP         698,090 Blackstone Hotel Acquisition Co. jr. mtge. loan FRN
                      10 1/4s, 2003 (United Kingdom)                                                        962,813
     $      390,000 Epic Resorts LLC company guaranty Ser. B, 13s, 2005                                     117,000
            300,000 Felcor Lodging 144A sr. notes 9 1/2s, 2008                                              297,750
          1,135,000 HMH Properties, Inc. company guaranty Ser. B, 7 7/8s, 2008                            1,042,781
            670,000 ITT Corp. notes 6 3/4s, 2005                                                            627,395
            100,000 Starwood Hotels & Resorts notes 6 3/4s, 2003                                             96,301
                                                                                                      -------------
                                                                                                          3,144,040

Manufacturing (0.9%)
-------------------------------------------------------------------------------------------------------------------
            800,000 Blount, Inc. company guaranty 13s, 2009                                                 728,000
             98,997 Blount, Inc. bank term loan Ser. B2, FRN 10.68s, 2006                                    97,760
            305,000 Continental Global Group sr. notes Ser. B, 11s, 2007                                    112,850
            500,000 Flowserve Corp. 144A company guaranty 12 1/4s, 2010                                     512,500
            625,000 Motors and Gears, Inc. sr. notes Ser. D, 10 3/4s, 2006                                  600,000
            205,000 Roller Bearing Co. company guaranty Ser. B, 9 5/8s, 2007                                182,450
            992,500 Transportation Technologies Industries, Inc. bank term loan
                    Ser. B, FRN 10.41s, 2007                                                                985,056
                                                                                                      -------------
                                                                                                          3,218,616

Medical Services (0.3%)
-------------------------------------------------------------------------------------------------------------------
            600,000 Extendicare Health Services, Inc. company guaranty 9.35s, 2007                          324,000
            490,000 Integrated Health Services, Inc. sr. sub. notes Ser. A, 9 1/2s, 2007
                    (In default) (NON)                                                                        4,288
            250,000 Integrated Health Services, Inc. sr. sub. notes Ser. A, 9 1/4s, 2008
                    (In default) (NON)                                                                        2,188
            210,000 Mariner Post-Acute Network, Inc. sr. sub. notes stepped-coupon
                    Ser. B, zero % (10 1/2s, 11/1/02), 2007 (In default) (STP) (NON)                          2,100
          1,000,000 Mariner Post-Acute Network, Inc. sr. sub. notes Ser. B,
                    9 1/2s, 2007 (In default) (NON)                                                          10,000
          1,080,000 Multicare Cos., Inc. sr. sub. notes 9s, 2007 (In default) (NON)                          56,700
            620,000 RAB Enterprises, Inc. company guaranty 10 1/2s, 2005                                    465,000
             70,000 Service Corp. International debs. 7 7/8s, 2013                                           35,700
             50,000 Service Corp. International notes 7.7s, 2009                                             26,750
            390,000 Service Corp. International notes 6s, 2005                                              214,500
            520,000 Sun Healthcare Group, Inc. sr. sub. notes Ser. B, 9 1/2s, 2007
                    (In default) (NON)                                                                       12,350
            430,000 Sun Healthcare Group, Inc. 144A sr. sub. notes 9 3/8s, 2008
                    (In default) (NON)                                                                       10,213
                                                                                                      -------------
                                                                                                          1,163,789

Medical Technology (0.1%)
-------------------------------------------------------------------------------------------------------------------
            320,000 Hanger Orthopedic Group, Inc. sr. sub. notes 11 1/4s, 2009                              224,000

Metals (0.9%)
-------------------------------------------------------------------------------------------------------------------
            540,000 AK Steel Corp. company guaranty 7 7/8s, 2009                                            486,000
            299,950 Anker Coal Group, Inc. company guaranty Ser. B,
                    14 1/4s, 2007 (PIK)                                                                     143,976
            515,000 Kaiser Aluminum & Chemical Corp. sr. sub. notes 12 3/4s, 2003                           386,250
             30,000 Kaiser Aluminum & Chemical Corp. sr. notes Ser. B,
                    10 7/8s, 2006                                                                            25,500
             60,000 Kaiser Aluminum & Chemical Corp. sr. notes 9 7/8s, 2002                                  51,000
            660,000 LTV Corp. company guaranty 11 3/4s, 2009                                                343,200
            825,000 National Steel Corp. 1st mtge. Ser. D, 9 7/8s, 2009                                     371,250
            160,000 Oregon Steel Mills 1st mtge. 11s, 2003                                                  118,400
            110,000 P & L Coal Holdings Corp. company guaranty Ser. B,
                    9 5/8s, 2008                                                                            106,838
            990,000 Union Carbide Global bank term loan, Ser. B, FRN 9.43s, 2008                            970,200
            290,000 WCI Steel, Inc. sr. notes Ser. B, 10s, 2004                                             233,450
             40,000 Weirton Steel Corp. 144A sr. notes 10 3/4s, 2005                                         26,800
            380,000 Wheeling-Pittsburgh Steel Corp. sr. notes 9 1/4s, 2007                                  106,400
            270,000 WHX Corp. sr. notes 10 1/2s, 2005                                                       162,000
                                                                                                      -------------
                                                                                                          3,531,264

Oil & Gas (1.4%)
-------------------------------------------------------------------------------------------------------------------
            700,000 Belco Oil & Gas Corp. company guaranty Ser. B, 10 1/2s, 2006                            705,250
            220,000 Belco Oil & Gas Corp. sr. sub. notes Ser. B, 8 7/8s, 2007                               207,350
            230,000 Giant Industries Corp. company guaranty 9s, 2007                                        211,600
             60,000 Gulf Canada Resources, Ltd. sr. sub. notes 9 5/8s, 2005 (Canada)                         61,725
            440,000 HS Resources, Inc. company guaranty 9 1/4s, 2006                                        435,600
            320,000 Leviathan Gas Corp. company guaranty Ser. B, 10 3/8s, 2009                              336,000
            320,000 Nuevo Energy Co. sr. sub. notes Ser. B, 9 1/2s, 2008                                    319,200
            190,000 Nuevo Energy Co. 144A sr. sub. notes 9 3/8s, 2010                                       189,050
            430,000 Ocean Energy, Inc. company guaranty Ser. B, 8 7/8s, 2007                                435,375
            480,000 Ocean Energy, Inc. company guaranty Ser. B, 8 3/8s, 2008                                477,600
            180,000 Pioneer Natural Resources Co. company guaranty 9 5/8s, 2010                             189,900
             50,000 Port Arthur Finance Corp. company guaranty 12 1/2s, 2009                                 49,500
            170,000 Seven Seas Petroleum sr. notes Ser. B, 12 1/2s, 2005                                     37,400
            325,000 Snyder Oil Corp. sr. sub. notes 8 3/4s, 2007                                            335,384
            120,000 Stone Energy Corp. company guaranty 8 3/4s, 2007                                        116,400
            400,000 Triton Energy, Ltd. 144A sr. notes 8 7/8s, 2007 (Cayman Islands)                        400,000
            670,000 Vintage Petroleum sr. sub. notes 9 3/4s, 2009                                           700,150
                                                                                                      -------------
                                                                                                          5,207,484

Paper & Forest Products (2.2%)
-------------------------------------------------------------------------------------------------------------------
            635,000 APP China Group, Ltd. 144A sr. disc. notes 14s, 2010 (Bermuda)                          254,000
            490,000 APP Finance II Mauritius, Ltd. bonds stepped-coupon zero %
                    (12s, 2/15/04), 2049 (Indonesia) (STP)                                                  132,300
            450,000 Doman Industries, Ltd. company guaranty 12s, 2004 (Canada)                              434,250
            580,000 Doman Industries, Ltd. sr. notes 8 3/4s, 2004 (Canada)                                  330,600
            170,000 Four M Corp. sr. notes Ser. B, 12s, 2006                                                161,075
            240,000 Gaylord Container Corp. sr. sub. notes 9 7/8s, 2008                                      72,000
            325,000 Gaylord Container Corp. sr. notes Ser. B, 9 3/8s, 2007                                  211,250
            230,000 Huntsman Packaging Corp. company guaranty 13s, 2010                                     179,400
          1,750,000 Huntsman Packaging Corp. bank term loan, Ser. B,
                    FRN 9.688s, 2008                                                                      1,684,375
            640,000 Indah Kiat Financial Mauritius, Ltd. company guaranty 10s,
                    2007 (Indonesia)                                                                        243,200
            120,000 Norampac, Inc. sr. notes 9 1/2s, 2008 (Canada)                                          119,850
            630,000 Pacifica Papers, Inc. sr. notes 10s, 2009 (Canada)                                      622,125
            260,000 Packaging Corp. company guaranty 9 5/8s, 2009                                           265,850
          1,085,000 Pindo Deli Finance Mauritius, Ltd. company guaranty
                    10 3/4s, 2007 (Indonesia)                                                               390,600
            770,000 PT Pabrik Kertas Tjiwi Kimia company guaranty 10s, 2004
                    (Indonesia)                                                                             346,500
          1,058,000 Repap New Brunswick sr. notes 10 5/8s, 2005 (Canada)                                  1,087,095
            910,000 Riverwood International Corp. company guaranty 10 7/8s, 2008                            828,100
            450,000 Riverwood International Corp. company guaranty 10 1/4s, 2006                            439,875
             70,000 Stone Container Corp. sr. notes 12.58s, 2016                                             72,100
             40,000 Stone Container Corp. 1st. mtge. 10 3/4s, 2002                                           40,400
            500,000 Tembec Industries, Inc. company guaranty 8 5/8s, 2009 (Canada)                          495,000
                                                                                                      -------------
                                                                                                          8,409,945

Pharmaceuticals (0.3%)
-------------------------------------------------------------------------------------------------------------------
            480,000 ICN Pharmaceuticals, Inc. 144A sr. notes 9 1/4s, 2005                                   474,000
            530,000 ICN Pharmaceuticals, Inc. 144A sr. notes 8 3/4s, 2008                                   527,350
                                                                                                      -------------
                                                                                                          1,001,350

Power Producers (1.2%)
-------------------------------------------------------------------------------------------------------------------
            930,000 AES Corp. sr. notes 9 3/8s, 2010                                                        907,215
            210,000 Calpine Corp. sr. notes 10 1/2s, 2006                                                   215,250
             90,000 Calpine Corp. sr. notes 9 1/4s, 2004                                                     89,931
            250,000 Calpine Corp. sr. notes 8 3/4s, 2007                                                    249,775
            150,000 Calpine Corp. sr. notes 7 7/8s, 2008                                                    142,246
             10,000 Calpine Corp. sr. notes 7 3/4s, 2009                                                      9,350
            620,000 Midland Funding II Corp. deb. Ser. B, 13 1/4s, 2006                                     698,194
          1,630,000 Midland Funding II Corp. deb. Ser. A, 11 3/4s, 2005                                   1,763,823
            254,093 Midland Funding II Corp. deb. Ser. C-94, 10.33s, 2002                                   258,923
                                                                                                      -------------
                                                                                                          4,334,707

Publishing (0.4%)
-------------------------------------------------------------------------------------------------------------------
            855,000 Affinity Group Holdings sr. notes 11s, 2007                                             701,100
            285,879 Big Flower Holdings bank term loan 9.625s, 2010                                         285,165
            200,000 Garden State Newspapers, Inc. sr. sub. notes Ser. B, 8 3/4s, 2009                       185,000
            400,000 Garden State Newspapers, Inc. sr. sub. notes 8 5/8s, 2011                               352,000
            130,000 PRIMEDIA, Inc. company guaranty Ser. B, 8 1/2s, 2006                                    123,825
             40,000 PRIMEDIA, Inc. company guaranty 7 5/8s, 2008                                             36,100
                                                                                                      -------------
                                                                                                          1,683,190

Railroads (0.3%)
-------------------------------------------------------------------------------------------------------------------
            400,000 Kansas City Southern Railway 144A sr. notes 9 1/2s, 2008                                406,000
            250,000 Railamerica Transportation Corp. company guaranty
                    12 7/8s, 2010                                                                           232,500
            650,000 TFM SA de CV company guaranty stepped-coupon zero %
                    (11 3/4s, 6/15/02), 2009 (Mexico) (STP)                                                 468,000
                                                                                                      -------------
                                                                                                          1,106,500

Regional Bells (0.1%)
-------------------------------------------------------------------------------------------------------------------
            260,000 Alaska Communications Systems Corp. company guaranty
                    9 3/8s, 2009                                                                            223,600

Restaurants (0.3%)
-------------------------------------------------------------------------------------------------------------------
            410,000 FRD Acquisition Co. sr. notes Ser. B, 12 1/2s, 2004                                     147,600
            500,000 Sbarro, Inc. company guaranty 11s, 2009                                                 510,000
            380,000 Tricon Global Restaurants, Inc. sr. notes 7.65s, 2008                                   355,574
             90,000 Tricon Global Restaurants, Inc. sr. notes 7.45s, 2005                                    85,467
                                                                                                      -------------
                                                                                                          1,098,641

Retail (0.8%)
-------------------------------------------------------------------------------------------------------------------
            780,000 Amazon.com, Inc. sr. disc. notes stepped-coupon zero %
                    (10s, 5/1/03), 2008 (STP)                                                               390,000
            585,000 Groupo Elektra SA de CV 144A sr. notes 12s, 2008 (Mexico)                               532,350
            220,000 Iron Age Corp. company guaranty 9 7/8s, 2008                                            136,400
             20,000 Iron Age Holdings Corp. sr. disc. notes stepped-coupon zero %
                    (12 1/8s, 5/1/03), 2009 (STP)                                                             2,000
            400,000 K mart Corp. pass-through certificates Ser. 95-K4, 9.35s, 2020                          268,000
            500,000 K mart Corp. notes 8 3/8s, 2004                                                         430,990
            405,000 Mothers Work, Inc. sr. notes 12 5/8s, 2005                                              360,450
          1,420,000 Saks, Inc. company guaranty 8 1/4s, 2008                                                781,000
             70,000 Southland Corp. sr. sub. deb. 5s, 2003                                                   61,848
                                                                                                      -------------
                                                                                                          2,963,038

Semiconductor (0.1%)
-------------------------------------------------------------------------------------------------------------------
            190,000 ChipPac Intl., Ltd. company guaranty Ser. B, 12 3/4s, 2009                              195,700

Shipping (0.2%)
-------------------------------------------------------------------------------------------------------------------
             46,000 International Shipholding Corp. sr. notes 9s, 2003                                       45,770
            140,000 International Shipholding Corp. sr. notes 7 3/4s, 2007                                  121,275
            130,000 Kitty Hawk, Inc. company guaranty 9.95s, 2004 (In default) (NON)                         67,600
            510,000 Navistar International Corp. sr. notes Ser. B, 8s, 2008                                 466,650
             75,000 Transportacion Maritima Mexicana SA de CV notes
                    9 1/4s, 2003 (Mexico)                                                                    57,750
                                                                                                      -------------
                                                                                                            759,045

Software (--%)
-------------------------------------------------------------------------------------------------------------------
            420,000 Telehub Communications Corp. company guaranty
                    stepped-coupon zero % (13 7/8s, 7/31/02), 2005 (STP)                                     75,600

Specialty Printing (0.2%)
-------------------------------------------------------------------------------------------------------------------
            400,000 Perry-Judd company guaranty 10 5/8s, 2007                                               354,000
            131,002 Von Hoffman Press, Inc. 144A sr. sub. notes 13 1/2s, 2009                               113,317
            250,000 Von Hoffman Press, Inc. 144A sr. sub. notes 10 3/8s, 2007                               225,000
                                                                                                      -------------
                                                                                                            692,317

Technology (0.9%)
-------------------------------------------------------------------------------------------------------------------
            210,000 Amkor Technologies, Inc., structured note (issued by STEERS,
                    Credit Linked Trust 2000) 12.58s, 2005                                                  203,700
            200,000 Amkor Technologies, Inc. sr. notes 9 1/4s, 2006                                         194,000
            295,000 Celestica International, Ltd. 144A sr. sub. notes 10 1/2s,
                    2006 (Canada)                                                                           303,113
             30,000 Fairchild Semiconductor Corp. company guaranty 10 3/8s, 2007                             29,175
            530,000 Fairchild Semiconductor Corp. sr. sub. notes 10 1/8s, 2007                              511,450
            685,000 Flextronics International, Ltd. sr. sub. notes Ser. B, 8 3/4s, 2007                     659,313
            700,000 Telecommunications Techniques, Inc. company guaranty
                    9 3/4s, 2008                                                                            651,000
            210,000 Viasystems, Inc. sr. sub notes 9 3/4s, 2007                                             182,700
            690,000 Viasystems, Inc. sr. notes Ser. B, 9 3/4s, 2007                                         617,550
                                                                                                      -------------
                                                                                                          3,352,001

Technology Services (0.3%)
-------------------------------------------------------------------------------------------------------------------
            390,000 Equinix, Inc. sr. notes 13s, 2007                                                       292,500
            310,000 Exodus Communications, Inc. sr. notes 10 3/4s, 2009                                     282,100
            295,000 Globix Corp. sr. notes 12 1/2s, 2010                                                    188,800
            320,000 Iron Mountain, Inc. company guaranty 8 3/4s, 2009                                       307,200
            280,000 Rhythms Netconnections sr. notes Ser. B, 14s, 2010                                      137,200
                                                                                                      -------------
                                                                                                          1,207,800

Telecommunications (6.4%)
-------------------------------------------------------------------------------------------------------------------
            320,000 360Networks, Inc. sr. notes 13s, 2008                                                   268,800
            560,000 American Cellular Corp. bank term loan Ser B, FRN 9.64s, 2008                           560,000
            640,000 American Cellular Corp. bank term loan 9.26s, 2008                                      640,000
             60,000 American Mobile Satellite Corp. company guaranty
                    12 1/4s, 2008                                                                            44,100
            230,000 Arch Communications Group sr. disc. notes stepped-coupon
                    zero % (10 7/8s, 3/15/01), 2008 (STP)                                                   110,400
            440,000 Barak I.T.C. sr. disc. notes stepped-coupon Ser. B, zero %
                    (12 1/2s, 11/15/02), 2007 (Israel) (STP)                                                228,800
            330,000 Bestel SA de CV sr. disc. notes stepped-coupon zero %
                    (12 3/4s, 5/15/03), 2005 (Mexico) (STP)                                                 201,300
            270,000 Call-Net Enterprises, Inc. sr. notes 8s, 2008 (Canada)                                   94,500
            460,000 Carrier1 Intl. SA sr. notes Ser. B, 13 1/4s, 2009 (Luxembourg)                          354,200
            960,000 Celcaribe SA sr. notes stepped-coupon zero %
                    (13 1/2s, 3/15/04), 2004 (Colombia) (STP)                                               710,400
          2,158,000 CellNet Data Systems, Inc. sr. disc. notes stepped-coupon
                    zero % (14s, 10/1/02), 2007 (In default) (STP) (NON)                                     21,580
             50,000 Clearnet Communications, Inc. sr. disc. notes stepped-coupon
                    zero % (14 3/4s, 12/15/00), 2005 (STP)                                                   53,063
          1,000,000 Clearnet Racers notes Ser. 00-17A, 9.709s, 2007                                         995,000
            275,000 Covad Communications Group, Inc. sr. disc. notes
                    stepped-coupon Ser. B, zero % (13 1/2s, 3/15/03), 2008 (STP)                             85,250
            200,000 Covad Communications Group, Inc. sr. notes 12 1/2s, 2009                                100,000
             20,000 Covad Communications Group, Inc. sr. notes Ser. B, 12s, 2010                             10,800
            400,000 Crown Castle Intl., Corp. sr. notes 10 3/4s, 2011                                       411,000
            630,000 Dobson Communications Corp. sr. notes 10 7/8s, 2010                                     614,250
            470,000 Dobson/Sygnet Communications, Inc. sr. notes 12 1/4s, 2008                              467,650
            900,000 Econophone, Inc. company guaranty 13 1/2s, 2007                                         450,000
            230,000 Esprit Telecom Group PLC sr. notes 11 1/2s, 2007
                    (United Kingdom)                                                                         52,038
            760,000 Exodus Communications, Inc. 144A sr. notes 11 5/8s, 2010                                699,200
            110,000 Exodus Communications, Inc. sr. notes 11 1/4s, 2008                                     100,100
            840,000 Firstworld Communication Corp. sr. disc. notes stepped-coupon
                    zero % (13, 4/15/03), 2008 (STP)                                                        184,800
            485,000 Flag, Ltd. 144A sr. notes 8 1/4s, 2008 (Bermuda)                                        407,400
            380,000 Flextronics International, Ltd. 144A sr. sub. notes 9 7/8s, 2010                        380,000
            750,000 Global Crossing Holdings, Ltd. company guaranty 9 1/2s, 2009
                    (Bermuda)                                                                               714,375
            500,000 Global Crossing Holdings, Ltd. company guaranty 9 1/8s, 2006
                    (Bermuda)                                                                               477,500
            320,000 Grupo Iusacell sr. notes 14 1/4s, 2006                                                  339,200
             30,000 Hermes Europe Railtel B.V. sr. notes 11 1/2s, 2007
                    (Netherlands)                                                                            15,000
             60,000 Hermes Europe Railtel B.V. sr. notes 10 3/8s, 2009
                    (Netherlands)                                                                            27,000
            440,000 Innova S. De R.L. sr. notes 12 7/8s, 2007 (Mexico)                                      393,800
            450,000 Intira Corp. bonds 13s, 2010                                                            189,000
            260,000 Level 3 Communications, Inc. sr. notes 11s, 2008                                        236,600
            390,000 Level 3 Communications, Inc. sr. notes 9 1/8s, 2008                                     315,900
            580,000 Maxcom Telecomunicaciones SA de CV company guaranty
                    Ser. B, 13 3/4s, 2007 (Mexico)                                                          269,700
            120,000 Metrocall, Inc. sr. sub. notes 11s, 2008                                                 45,600
             90,000 Metrocall, Inc. sr. sub. notes 10 3/8s, 2007                                             36,000
            110,000 Metrocall, Inc. sr. sub. notes 9 3/4s, 2007                                              44,000
            130,000 Metromedia Fiber Network, Inc. sr. notes 10s, 2009                                      115,700
            760,000 Metromedia Fiber Network, Inc. sr. notes Ser. B, 10s, 2008                              676,400
            727,000 Millicom International Cellular S.A. sr. disc. notes stepped-coupon zero % (13 1/2s, 6/1/01), 2006
                    (Luxembourg) (STP)                                                                      614,315
            150,000 Netia Holdings B.V. 144A company guaranty 10 1/4s,
                    2007 (Poland)                                                                           112,500
            790,000 Nextel Communications, Inc. sr. notes 12s, 2008                                         845,300
          1,570,000 Nextel Communications, Inc. sr. notes 9 3/8s, 2009                                    1,522,900
            960,000 Nextel International, Inc. 144A sr. notes 12 3/4s, 2010                                 873,600
          1,010,000 Nextel Partners, Inc. sr. notes 11s, 2010                                             1,010,000
            380,000 Nextel Partners, Inc. 144A sr. notes 11s, 2010                                          378,100
            330,000 NorthEast Optic Network, Inc. sr. notes 12 3/4s, 2008                                   240,900
            280,000 NorthPoint Communications Group, Inc. sr. notes 12 7/8s, 2010                           263,200
            390,000 Orbital Imaging Corp. sr. notes Ser. B, 11 5/8s, 2005                                   132,600
            500,000 Pagemart Wireless, Inc. sr. disc. notes stepped-coupon zero %
                    (11 1/4s, 2/1/03), 2008 (STP)                                                           198,750
            125,000 Paging Network Do Brasil sr. notes 13 1/2s, 2005 (In default)
                    (Brazil) (NON)                                                                            8,125
            200,000 Paging Network, Inc. sr. sub. notes 10s, 2008 (In default) (NON)                         42,000
             60,000 Paging Network, Inc. sr. sub. notes 8 7/8s, 2006 (In default) (NON)                      12,600
            920,000 Pinnacle Holdings, Inc. sr. disc. notes stepped-coupon zero %
                    (10s, 3/15/03), 2008 (STP)                                                              533,600
            420,000 Price Communications Wireless, Inc. 144A sr. notes 9 1/8s, 2006                         417,900
            530,000 Primus Telecommunications Group, Inc. sr. notes Ser. B,
                    9 7/8s, 2008                                                                            263,675
             90,000 PSINet, Inc. sr. notes 11 1/2s, 2008                                                     45,000
            350,000 PSINet, Inc. sr. notes 11s, 2009                                                        169,750
            360,000 Rogers Cantel, Inc. sr. sub. notes 8.8s, 2007 (Canada)                                  349,200
            300,000 RSL Communications, Ltd. company guaranty 12 7/8s, 2010
                    (United Kingdom)                                                                         51,000
            405,000 RSL Communications, Ltd. company guaranty 12 1/4s, 2006
                    (United Kingdom)                                                                         95,175
            300,000 RSL Communications, Ltd. 144A company guaranty
                    10 1/2s, 2008 (United Kingdom)                                                           60,000
            290,000 RSL Communications, Ltd. company guaranty 9 1/8s, 2008
                    (United Kingdom)                                                                         49,300
            310,000 Spectrasite Holdings, Inc. sr. disc. notes stepped-coupon Ser. B,
                    zero % (12 7/8s, 3/15/05), 2010 (STP)                                                   150,350
            160,000 Spectrasite Holdings, Inc. sr. disc. notes stepped-coupon zero %
                    (11 1/4s, 4/15/04), 2009 (STP)                                                           83,200
            530,000 Startec Global Communications Corp. sr. notes 12s, 2008                                 394,850
            180,000 Tele1 Europe B.V. sr. notes 13s, 2009 (Netherlands)                                     154,800
             20,000 USA Mobile Communication, Inc. sr. notes 9 1/2s, 2004                                    11,600
            580,000 Viatel, Inc. sr. disc. notes stepped-coupon zero %
                    (12 1/2s, 4/15/03), 2008 (STP)                                                          171,100
            820,000 Viatel, Inc. sr. notes 11 1/4s, 2008                                                    422,300
          1,500,000 Western Wireless bank term loan FRN 9.44s, 2008                                       1,500,000
            300,000 Williams Communications Group, Inc. 144A sr. notes
                    11.7s, 2008                                                                             264,000
            240,000 Williams Communications Group, Inc. sr. notes 10 7/8s, 2009                             202,200
            490,000 World Access, Inc. sr. notes Ser. B, 13 1/4s, 2008                                      355,863
                                                                                                      -------------
                                                                                                         24,140,159

Telephone (2.2%)
-------------------------------------------------------------------------------------------------------------------
            310,000 Airgate PCS, Inc. sr. sub. notes stepped-coupon zero %
                    (13 1/2s, 10/1/04), 2009 (STP)                                                          176,700
            470,000 Alamosa PCS Holdings, Inc. company guaranty stepped-coupon
                    zero % (12 7/8s, 2/15/05), 2010 (STP)                                                   230,300
            150,000 Allegiance Telecom, Inc. sr. notes 12 7/8s, 2008                                        150,750
             30,000 Allegiance Telecom, Inc. sr. disc. notes stepped-coupon Ser. B,
                    zero % (11 3/4s, 2/15/03), 2008 (STP)                                                    21,000
            310,000 Birch Telecommunications, Inc. sr. notes 14s, 2008                                      186,000
            690,000 BTI Telecom Corp. sr. notes 10 1/2s, 2007                                               276,000
            545,000 Focal Communications Corp. sr. disc. notes, stepped-coupon
                    Ser. B, zero % (12 1/8s, 2/15/03), 2008 (STP)                                           261,600
             65,000 Focal Communications Corp. sr. notes 11 7/8s, 2010                                       49,400
            770,000 ICG Services, Inc. sr. disc. notes stepped-coupon zero %
                    (10s, 2/15/03), 2008 (STP)                                                               80,850
          1,140,000 ICG Services, Inc. sr. disc. notes stepped-coupon zero %
                    (9 7/8s, 5/1/03), 2008 (STP)                                                            119,700
            300,000 Intermedia Communications, Inc. sr. disc. notes stepped-coupon
                    Ser. B, zero % (12 1/4s, 3/1/04), 2009 (STP)                                            201,000
          1,695,000 KMC Telecommunications Holdings, Inc. sr. disc. notes
                    stepped-coupon zero % (12 1/2s, 2/15/03), 2008 (STP)                                    186,450
            790,000 Madison River Capital Corp. sr. notes 13 1/4s, 2010                                     568,800
          1,130,000 McLeodUSA, Inc. sr. notes 9 1/2s, 2008                                                1,050,900
            240,000 MGC Communications, Inc. sr. notes 13s, 2010                                            146,400
            650,000 Microcell Telecommunications sr. disc. notes stepped-coupon
                    Ser. B, zero % (14s, 12/1/01), 2006 (Canada) (STP)                                      624,000
            290,000 Netia Holdings B.V. 144A company guaranty stepped-coupon
                    Ser. B, zero % (11 1/4s, 11/1/01), 2007 (Poland) (STP)                                  185,600
            120,000 NEXTLINK Communications, Inc. sr. notes 10 1/2s, 2009                                   103,200
            770,000 Telecorp PCS, Inc. company guaranty 10 5/8s, 2010                                       764,225
            250,000 Time Warner Telecom, Inc. sr. notes 9 3/4s, 2008                                        221,250
            175,000 Transtel pass-through certificates 12 1/2s, 2007                                         52,500
             90,000 Triton PCS, Inc. company guaranty stepped-coupon zero %
                    (11s, 5/1/03), 2008 (STP)                                                                67,950
            900,000 UbiquiTel Operating Co. company guaranty stepped-coupon
                    zero % (14s, 4/15/05), 2010 (STP)                                                       414,000
            735,000 US Unwired, Inc. company guaranty stepped-coupon Ser. B,
                    zero % (13 3/8s, 11/1/04), 2009 (STP)                                                   360,150
            340,000 Versatel Telecom BV sr. notes 13 1/4s, 2008 (Netherlands)                               258,400
            120,000 Versatel Telecom BV sr. notes 13 1/4s, 2008 (Netherlands)                                91,200
            870,000 VoiceStream Wire, Inc. sr. notes 10 3/8s, 2009                                          928,725
          1,070,000 WinStar Communications, Inc. sr. disc. notes stepped-coupon
                    zero% (14 3/4s, 4/15/05), 2010 (STP)                                                    347,750
            400,000 WinStar Communications, Inc. sr. notes 12 3/4s, 2010                                    288,000
                                                                                                      -------------
                                                                                                          8,412,800

Textiles (0.6%)
-------------------------------------------------------------------------------------------------------------------
            140,000 Galey & Lord, Inc. company guaranty 9 1/8s, 2008                                         86,800
            610,000 Guess Jeans, Inc. sr. sub. notes 9 1/2s, 2003                                           597,800
            460,000 Kasper A.S.L., Ltd. sr. notes 12 3/4s, 2004                                             184,000
            560,000 Levi Strauss & Co. notes 6.8s, 2003                                                     456,400
            220,000 Westpoint Stevens, Inc. sr. notes 7 7/8s, 2008                                          151,800
            980,000 Westpoint Stevens, Inc. sr. notes 7 7/8s, 2005                                          735,000
            250,000 William Carter Holdings Co. sr. sub. notes Ser. A, 12s, 2008                            227,500
                                                                                                      -------------
                                                                                                          2,439,300

Tobacco (0.1%)
-------------------------------------------------------------------------------------------------------------------
            680,000 North Atlantic Trading Co. company guaranty Ser. B, 11s, 2004                           564,400

Utilities (--%)
-------------------------------------------------------------------------------------------------------------------
            810,000 Cathay International, Ltd. 144A sr. notes 13s, 2008 (China)                             162,000

Waste Management (0.4%)
-------------------------------------------------------------------------------------------------------------------
          1,170,000 Allied Waste Industries, Inc. company guaranty Ser. B, 10s, 2009                      1,039,350
            710,000 Browning-Ferris Industries, Inc. deb. 7.4s, 2035                                        505,875
            170,000 Waste Management, Inc. company guaranty 6 1/2s, 2004                                    159,140
                                                                                                      -------------
                                                                                                          1,704,365

Water Utilities (0.1%)
-------------------------------------------------------------------------------------------------------------------
            210,000 Azurix Corp. 144A sr. notes Ser. B, 10 3/8s, 2007                                       201,600
                                                                                                      -------------
                    Total Corporate Bonds and Notes (cost $197,234,709)                               $ 161,734,137

U.S. GOVERNMENT AND AGENCY OBLIGATIONS (21.0%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
U.S. Government Agency Mortgage Obligations (6.8%)
-------------------------------------------------------------------------------------------------------------------
     $      218,655 Federal Home Loan Mortgage Corp. 7 1/2s, May 1, 2027                              $     218,594
                    Federal National Mortgage Association
                    Pass-Through Certificates
          1,017,544 8s, with due dates from July 1, 2024 to August 1, 2030                                1,030,415
         11,626,988 7 1/2s, with due dates from June 1, 2015 to July 1, 2030                             11,725,565
            950,000 6s, May 15, 2008                                                                        912,447
                    Government National Mortgage Association
                    Pass-Through Certificates
          5,294,016 8s, with due dates from March 15, 2017 to
                    December 15, 2027                                                                     5,386,624
          5,968,386 7s, with due dates from May 15, 2023 to
                    December 15, 2028                                                                     5,892,857
            640,661 6 1/2s, December 15, 2027                                                               618,552
                                                                                                      -------------
                                                                                                         25,785,054

U.S. Treasury Obligations (14.2%)
-------------------------------------------------------------------------------------------------------------------
                    U.S. Treasury Bonds
     $    1,655,000 10 5/8s, August 15, 2015                                                          $   2,398,194
            145,000 6 1/2s, November 15, 2026 (SEG)                                                         154,992
         11,905,000 6 1/8s, November 15, 2027 (SEG)                                                      12,161,672
                    U.S. Treasury Notes
          9,520,000 6 3/4s, May 15, 2005                                                                  9,869,574
         25,545,000 6 1/2s, February 15, 2010                                                            26,738,462
          1,585,000 6s, September 30, 2002                                                                1,585,983
            290,000 5 3/4s, August 15, 2010                                                                 289,727
          1,485,000 U.S. Treasury Strip zero %, February 15, 2019                                           501,485
                                                                                                      -------------
                                                                                                         53,700,089
                                                                                                      -------------
                    Total U.S. Government and Agency Obligations
                    (cost $78,608,185)                                                                $  79,485,143

FOREIGN GOVERNMENT BONDS AND NOTES (14.4%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
USD         900,000 Argentina (Republic of) bonds 11 3/4s, 2015                                       $     762,750
USD       1,036,000 Argentina (Republic of) unsub. 11 3/4s, 2009                                            906,500
USD         845,000 Argentina (Republic of) notes Ser. XW, 11s, 2005                                        747,825
USD         668,000 Brazil (Federal Republic of) notes 14 1/2s, 2009                                        712,288
USD       1,420,000 Brazil (Federal Republic of) bonds 12 1/4s, 2030                                      1,235,400
CAD         530,000 Canada (Government of) bonds Ser. WB60,
                    7 1/4s, 2007                                                                            372,090
CAD       1,890,000 Canada (Government of) bonds Ser. WL43,
                    5 3/4s, 2029                                                                          1,249,395
CAD       7,685,000 Canada (Government of) bonds Ser. WE00,
                    5 1/2s, 2002                                                                          5,001,693
USD         555,000 Colombia (Republic of) bonds 11 3/4s, 2020                                              441,225
DKK      11,970,000 Denmark (Kingdom of) bonds 7s, 2024                                                   1,562,205
DKK      52,600,000 Denmark (Kingdom of) bonds 6s, 2009                                                   6,184,817
EUR       1,500,000 Germany (Federal Republic of) bonds Ser. 98,
                    5 5/8s, 2028                                                                          1,266,165
EUR       5,190,000 Germany (Federal Republic of) bonds Ser. 132,
                    4 1/8s, 2004                                                                          4,251,174
GRD   1,726,000,000 Hellenic Greece (Republic of) bonds 6 1/2s, 2014                                      4,418,405
EUR       1,560,000 Italy (Government of) bonds 7 1/4s, 2026                                              1,539,321
EUR       1,940,000 Italy (Government of) sr. unsub. 4 1/4s, 2002                                         1,642,506
USD         480,000 Korea (Republic of) unsub. 8 7/8s, 2008                                                 500,400
USD         533,611 Morocco (Kingdom of) floating rate govt. guaranty
                    Ser. A, 7 3/4s, 2009                                                                    464,242
NZD       5,985,000 New Zealand (Government of) bonds Ser. 709,
                    7s, 2009                                                                              2,420,514
USD       1,595,000 Philippines (Republic of) notes 10 5/8s, 2025                                         1,216,188
USD         645,000 Philippines (Republic of) notes 9 7/8s, 2019                                            477,300
USD       1,410,000 Russia (Federation of) 144A bonds 12 3/4s, 2028                                       1,170,300
USD       1,205,000 Russia (Federation of) unsub. 10s, 2007                                                 896,279
USD       5,906,250 Russia (Federation of) 144A unsub. stepped-coupon
                    2 1/4s, (5s, 4/1/01), 2030 (STP)                                                      2,185,313
GBP         820,000 United Kingdom Treasury bonds 10s, 2003                                               1,322,619
GBP       2,460,000 United Kingdom Treasury bonds Ser. 85, 9 3/4s, 2002                                   3,808,928
GBP       2,555,000 United Kingdom Treasury bonds 8s, 2000                                                3,716,768
USD       1,310,000 United Mexican States bonds 11 3/8s, 2016                                             1,483,575
USD       1,980,000 United Mexican States bonds Ser. XW, IO,
                    10 3/8s, 2009                                                                         2,093,850
USD         740,000 Venezuela (Republic of) bonds 9 1/4s, 2027                                              488,400
                                                                                                      -------------
                    Total Foreign Government Bonds and Notes
                    (cost 59,327,041)                                                                 $  54,538,435

COLLATERALIZED MORTGAGE OBLIGATIONS (10.7%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
                    Commercial Mortgage Acceptance Corp.
     $      905,000 Ser. 97-ML1, Class D, 6.977s, 2030                                                $     863,823
          5,049,227 Ser. 97-ML1, Interest Only (IO), 0.558s, 2017                                           223,681
         28,694,238 Commercial Mortgage Asset Trust Ser. 99-C1, Class X,
                    IO, 0.727s, 2020                                                                      1,795,632
          1,060,000 Countrywide Home Loan Ser. 98-3, Class A5, 6 3/4s, 2028                               1,001,369
          1,625,000 Countrywide Mortgage Backed Securities, Inc. Ser. 93-C,
                    Class A8, 6 1/2s, 2024                                                                1,505,871
                    Criimi Mae Commercial Mortgage Trust
          4,837,000 Ser. 98-C1, Class A2, 7s, 2011                                                        4,413,279
          1,398,000 Ser. 98-C1, Class B, 7s, 2011                                                         1,169,846
         27,817,641 Deutsche Mortgage & Asset Receiving Corp. Ser. 98-C1,
                    Class X, IO, 0.94s, 2031                                                              1,386,536
                    Fannie Mae
              4,934 Ser. 92-15, Class L, IO, 1037.606s, 2022                                                166,819
          2,316,252 Ser. 254, Class 2, IO, 7 1/2s, 2024                                                     670,989
          2,577,803 Ser. 93-251, Class Z, 6 1/2s, 2023                                                    2,297,467
          1,057,853 Ser. 203, Class 2, IO, 4.371s, 2023                                                     292,893
          2,072,790 Ser. 266, Class 2, 4.319s, 2024                                                         579,086
          2,056,554 Ser. 281, Class 2, 4.284s, 2026                                                         562,660
          1,113,079 Ser. 251, Class 2, IO, 3.922s, 2023                                                     308,184
            328,198 Ser. 176, Class 2, 3.917s, 2022                                                          87,793
          2,265,791 Ser. 252, Class 2, 3.864s, 2023                                                         654,955
          1,346,834 Ser. 00-31, Class SC, IO, 3.43s, 2022                                                   141,418
          2,589,753 Ser. 221, Class 2, 3.257s, 2023                                                         733,224
            956,595 Ser. 97-92, Class SM, 3.256s, 2022                                                       75,631
          2,246,061 Ser. 222, Class 2, IO, 3.213s, 2023                                                     633,810
          5,815,806 Ser. 218, Class 2, IO, 3.17s, 2023                                                    1,646,600
            378,669 Ser. 92-124, Class SA, IO, 3.17s, 2022                                                   36,388
            915,101 Ser. 217, Class 2, IO, 2.946s, 2023                                                     244,790
          2,513,701 Ser. 98-66, Class SB, IO, 2.02s, 2028                                                   131,184
          1,822,917 Ser. 97-91, Class SL, IO, 0.921s, 2023                                                  182,292
                    Freddie Mac
            266,731 Ser. 2209, Class S, 10.62s, 2024                                                        262,397
            378,667 Ser. 147, IO, 8s, 2023                                                                  105,198
          1,045,856 Ser. 2219, Class SA, 7.62s, 2030                                                        917,164
            610,284 Ser. 1717, Class L, 6 1/2s, 2024                                                        594,073
            780,000 Ser. 44, Class SG, IO, 2.89s, 2023                                                      116,756
          1,133,003 Ser. 2090, Class SA, IO, 2.18s, 2028                                                     64,971
          1,126,107 Ser. 2090, Class SB, IO, 2.18s, 2028                                                     64,575
          1,141,747 Ser. 2090, Class SC, IO, 2.18s, 2028                                                     65,472
          1,031,969 Ser. 2090, Class SD, IO, 2.18s, 2028                                                     59,177
            620,000 GE Capital Mortgage Services, Inc. Ser. 98-11, Class 2A4,
                    6 3/4s, 2028                                                                            588,957
          1,085,000 General Growth Properties Ala-Moana Ser. 99-C1, Class E,
                    FRB 7.65s, 2009                                                                       1,085,000
                    General Growth Properties-Homart
            220,000 Ser. 99-C1, Class G, 8.089s, 2003                                                       220,000
            255,000 Ser. 99-C1, Class F, FRB, 7.839s, 2003                                                  255,000
                    General Growth Properties-Ivanhoe
            280,000 Ser. 99-C1, Class G, FRB 8.63s, 2004                                                    280,000
            471,000 Ser. 99-C1, Class F, FRB 7.88s, 2004                                                    471,000
                    Government National Mortgage Association
            542,892 Ser. 99-30, Class SG, 15.39s, 2025                                                      527,284
            773,253 Ser. 99-38, Class SL, 15.13s, 2026                                                      737,007
          1,492,128 Ser. 00-17, Class SB, 13.2s, 2026                                                     1,537,667
            427,069 Ser. 99-44, Class SZ, 11 1/2s, 2029                                                     409,987
            786,465 Ser. 00-11, Class SA, 8 1/4s, 2021                                                      745,667
            589,224 Ser. 99-29, Class WB, 6.555s, 2028                                                      526,619
            758,490 Ser. 98-2, Principal Only (PO), Class EA, zero %, 2028                                  532,365
          2,660,000 Holmes Financing PLC Ser. 1, Class 2C, 2040                                           2,642,231
                    Merrill Lynch Mortgage Investors, Inc.
            640,000 Ser. 95-C3, Class D, 7.782s, 2025                                                       637,440
            585,000 Ser. 96-C2, Class E, 6.96s, 2028                                                        520,884
          9,032,502 Ser. 96-C2, IO, 1.607s, 2028                                                            594,169
            958,536 Ser. 98-C2, IO, 1.076s, 2030                                                             64,893
                    Mortgage Capital Funding, Inc.
          4,029,254 Ser. 97-MC2, Class X, IO, 0.817s, 2012                                                  260,013
          2,658,890 Ser. 98-MC1, Class X, IO, 0.493s, 2009                                                   92,334
            667,885 PNC Mortgage Securities Corp. Ser. 97-6, Class A2, 6.6s, 2027                           666,216
            124,788 Prudential Home Mortgage Securities Ser. 93-57, Class A4,
                    5.9s, 2023                                                                              122,959
            700,000 Residential Mortgage Securities Ser. 8, Class M, FRB,
                    7.202s, 2038                                                                          1,003,150
            563,587 Rural Housing Trust Ser. 87-1, Class D, 6.33s, 2026                                     550,472
          1,370,000 Starwood Asset Receivables Trust Ser. 00-1, Class E, 9.32s, 2005                      1,376,028
                                                                                                      -------------
                    Total Collateralized Mortgage Obligations
                    (cost $41,142,843)                                                                $  40,503,345

PREFERRED STOCKS (2.5%) (a)
NUMBER OF SHARES                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
             12,899 AmeriKing, Inc. 3.25 cum. pfd. (PIK)                                              $      12,899
                207 Benedek Communications 11.50 pfd. (PIK)                                                 101,430
             11,925 Chevy Chase Preferred Corp. Ser. A, 5.188 pfd.                                          602,213
              3,955 Citadel Broadcasting Co. Ser. B, 13.25 cum. pfd. (PIK)                                  431,095
            130,000 CSBI Capital Trust I 144A company guaranty Ser. A, 11.75% pfd.                          130,000
              9,902 CSC Holdings, Inc. Ser. M, 11.13 cum. pfd. (PIK)                                      1,061,990
             27,930 Diva Systems Corp. Ser. C, 6.00 pfd.                                                    230,423
              7,700 Doane Pet Care Enterprise 7.125 pfd.                                                    246,400
                320 Dobson Communications 13.00% pfd.                                                       289,600
                210 First Republic Capital Corp. 144A 10.50% pfd.                                           174,300
                420 Fresenius Medical Capital Trust I company guaranty, Ser. D,
                    9.00% pfd. (Germany)                                                                    411,600
             29,000 Golden State Bancorp Ser. A, 2.281 pfd.                                                 674,250
                540 Granite Broadcasting 144A 12.75% cum. pfd. (PIK)                                        318,600
                698 ICG Holdings, Inc. 14.25% pfd. (Canada) (PIK)                                            14,135
                373 ICG Holdings, Inc. 144A 14.00% cum. pfd. (Canada) (PIK)                                   7,460
                695 Intermedia Communications Ser. B, 13.50% pfd. (PIK)                                     597,700
                946 Nextel Communications, Inc. 13.00% cum. pfd. (PIK)                                      960,190
                187 Nextel Communications, Inc. Ser. E, 11.125 pfd. (PIK)                                   173,910
                 92 Paxson Communications Corp. 144A 13.25% cum. pfd. (PIK)                                 897,000
                  3 Paxson Communications Corp. 12.50% pfd. (PIK)                                             2,910
                160 Pegasus Communications Corp. Ser. A, 12.75% cum. pfd.                                   165,800
                461 R&B Falcon Corp. 13.875% cum. pfd. (PIK)                                                587,890
                509 Rural Cellular Corp. 12.25% pfd. (PIK)                                                  397,020
             14,855 XO Communications, Inc. 7.00 cum. pfd. (PIK)                                            623,910
                310 XO Communications, Inc. Ser. B, 13.50% pfd. (PIK)                                       232,500
                                                                                                      -------------
                    Total Preferred Stocks (cost $11,222,409)                                         $   9,345,225

BRADY BONDS (1.7%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
     $      316,800 Argentina (Republic of) deb. FRB 7.625s, 2005                                     $     277,200
          1,583,593 Brazil (Federal Republic of) bonds FRB 8s, 2014 (POR)                                 1,177,877
            190,000 Bulgaria (Government of) deb. Ser. PDI, FRB, 6.688s, 2011                               141,550
            645,000 Bulgaria (Government of) FRB Ser. A, 6 1/2s, 2024                                       480,525
          1,815,000 Bulgaria (Government of) Ser. A, FLIRB, 2 1/4s, 2012                                  1,279,575
          1,620,000 United Mexican States sec. Ser. W-B, 6 1/4s, 2019                                     1,423,656
          1,071,420 Venezuela (Republic of) deb. Ser. DL, FRB, 6.762s, 2007                                 896,029
            785,000 Venezuela (Republic of) Ser. W-A, 6 3/4s, 2020                                          580,900
                                                                                                      -------------
                    Total Brady Bonds (cost $5,970,799)                                               $   6,257,312

ASSET-BACKED SECURITIES (1.6%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
     $    3,955,000 Conseco Finance Securitization Ser. 00-4, Class A6, 8.31s, 2032                   $   4,039,044
            339,645 Contimortgage Home Equity Loan Trust Ser. 97-1, Class M2,
                    7.67s, 2028                                                                             167,594
          1,274,249 First Plus Ser. 98-A, Class A, 8 1/2s, 2023                                             956,085
            896,592 Provident Bank Home Equity Loan Trust Ser. 99-1, class A2,
                    6.77s, 2019                                                                             896,592
                                                                                                      -------------
                    Total Asset-Backed Securities (cost $6,458,927)                                   $   6,059,315

CONVERTIBLE BONDS AND NOTES (0.6%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
     $       80,000 Amkor Technologies, Inc. cv. sub. notes 5s, 2007                                  $      57,900
          1,210,000 Cybernet Internet Service 144A cv. sr. disc. notes
                    stepped-coupon zero % (13s, 8/15/04), 2009 (STP)                                        490,050
            660,000 Exide Corp. 144A cv. sr. sub. notes 2.9s, 2005                                          280,500
            320,000 HEALTHSOUTH Corp. cv. sub. deb. 3 1/4s, 2003                                            270,000
            100,000 Hexcel Corp. cv. sub. notes 7s, 2003                                                     89,875
          1,000,000 Micron Technology, Inc cv. sub. notes 6 1/2s, 2005                                      850,000
            190,000 Nextel Communications, Inc. sr. notes 5 1/4s, 2010                                      159,600
            200,000 Pinnacle Holdings, Inc. 144A cv. sub. notes 5 1/2s, 2007                                112,250
            200,000 Telewest Finance Corp. cv. sub. notes 6s, 2005
                    (United Kingdom)                                                                        137,000
                                                                                                      -------------
                    Total Convertible Bonds and Notes (cost $2,752,578)                               $   2,447,175

COMMON STOCKS (0.5%) (a)
NUMBER OF SHARES                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
             16,450 360Networks, Inc. (Canada) (NON)                                                  $     279,650
                200 AmeriKing, Inc. (NON)                                                                       200
              9,207 Aurora Foods, Inc. (NON)                                                                 25,895
              2,625 Axia Holding, Inc. 144A (PIK) (NON)                                                      31,500
            111,146 Celcaribe SA (Colombia) (NON)                                                            13,893
                  1 Intermedia Communications, Inc. (NON)                                                        22
              1,132 MGC Communications, Inc. (NON)                                                            7,358
                 22 Mothers Work, Inc. (NON)                                                                    204
                125 Paging Do Brazil Holdings Co., LLC 144A Class B (Brazil) (NON)                                1
                480 Premium Holdings (L.P.) 144A (NON)                                                        6,237
              1,004 PSF Holdings LLC Class A (acquired various dates from
                    (2/8/93 to 3/16/98, cost 3,443,871) (NON) (RES)                                       1,305,018
              8,300 Spanish Broadcasting System, Inc. (NON)                                                  77,813
             15,000 Specialty Foods Acquisition Corp. (NON)                                                     150
                                                                                                      -------------
                    Total Common Stocks (cost $3,790,979)                                             $   1,747,941

UNITS (0.3%) (a)
NUMBER OF UNITS                                                                                               VALUE
-------------------------------------------------------------------------------------------------------------------
                520 CFW Communications Co. 144A units 13s, 2010                                       $     416,000
                230 Colo.com 144A units 13 7/8s, 2010                                                       172,500
                600 Horizon Pcs., Inc. units stepped-coupon zero %
                    (14s, 10/1/05), 2010 (STP)                                                              285,000
                500 iPcs, Inc. units stepped-coupon zero % (14s, 7/15/05), 2010 (STP)                       230,000
                560 Pegasus Shipping 144A units company guaranty stepped-
                    coupon zero % (14 1/2s, 12/20/03), 2008 (Bermuda) (STP)                                  25,200
                380 XCL, Ltd. units sr. sec. notes 13 1/2s, 2004 (In default) (NON)                          68,400
              4,732 XCL, Ltd. 144A units cv. cum. pfd. 9.5s, 2006                                             2,366
                                                                                                      -------------
                    Total Units (cost $2,497,735)                                                     $   1,199,466

CONVERTIBLE PREFERRED STOCKS (0.2%) (a)
NUMBER OF SHARES                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
                900 Global Crossing, Ltd. 7.00% cv. cum. pfd. (Bermuda)                               $     144,900
              1,200 Global Crossing, Ltd. 6.75% cv. cum. pfd (Bermuda)                                      245,400
             16,450 Global Telesystems Group, Inc. 144A 3.625 cv. cum. pfd.                                  96,649
                760 Interact Systems, Inc. 14.00% cv. cum. pfd                                                    8
              2,600 LTV Corp. (The) 144A 4.125 cv. cum. pfd.                                                 52,000
                 20 Paxson Communications Corp. 144A 9.75% cv. pfd. (PIK)                                   189,000
             12,000 PsiNet, Inc. 144A 3.50 cv. cum. pfd.                                                    180,000
                 72 World Access, Inc. 144A Ser. D, zero % cv. pfd.                                          21,708
                932 XCL, Ltd. 144A Ser. A, 9.50% cv. cum. pfd.                                                  466
                                                                                                      -------------
                    Total Convertible Preferred Stocks (cost $2,212,470)                              $     930,131

WARRANTS (0.2%) (a) (NON)                                                                EXPIRATION
NUMBER OF WARRANTS                                                                       DATE                 VALUE
-------------------------------------------------------------------------------------------------------------------
                  7 Anker Coal Group, Inc. 144A                                           10/28/09    $           1
                635 Asia Pulp & Paper Co., Ltd.144A                                       3/15/05                 6
                330 Bestel SA de CV (Mexico)                                              5/15/05            39,600
                310 Birch Telecommunications, Inc. 144A (PIK)                             6/15/08            31,000
                 70 Carrier1 Intl. SA (Luxembourg)                                        2/19/09            11,340
              2,498 CellNet Data Systems, Inc.                                            10/1/07                 3
                510 Dayton Superior Corp.                                                 6/15/09            10,200
              1,050 Destia Communications 144A                                            7/15/07            30,975
                690 Diva Systems Corp.                                                    5/15/06           393,300
              2,868 Diva Systems Corp.                                                    3/1/08             47,322
                430 Epic Resorts                                                          6/15/05                 4
                450 Firstworld Communication Corp.                                        4/15/08             6,750
                380 Globalstar Telecommunications                                         2/15/04               380
                230 Huntsman Packaging Corp. 144A                                         6/1/10              2,300
              8,514 ICG Communications                                                    10/15/05            8,514
                760 Interact Systems, Inc.                                                8/1/03                  8
                760 Interact Systems, Inc. 144A                                           12/15/09                8
                450 International Wireless Communications
                    Holdings 144A                                                         8/15/01                 1
              7,412 Intira Corp. Class A                                                  2/1/10                  1
              2,547 Intira Corp. Class B                                                  2/1/10                  1
                620 Josten, Inc.                                                          5/1/10             12,400
                875 KMC Telecommunications Holdings, Inc.                                 4/15/08             1,750
                875 Knology Holdings                                                      10/22/07            3,938
                580 Maxcom Telecomunicaciones SA de CV
                    144A (Mexico)                                                         4/1/07                  6
              1,530 McCaw International, Ltd.                                             4/15/07            30,600
                380 Mediq, Inc. 144A                                                      6/1/09                  4
                 60 Motient Corp. 144A                                                    4/1/08              2,280
                185 Onepoint Communications, Inc.                                         6/1/08             14,800
                390 Orbital Imaging Corp. 144A                                            3/1/05              2,730
                525 Orion Network Systems                                                 1/15/07             2,231
              5,290 Pagemart, Inc. 144A                                                   12/31/03           52,900
                640 Paxson Communications Corp. 144A                                      6/30/03             3,520
                250 Railamerica, Inc. 144A                                                8/15/10             2,500
                325 Raintree Resort 144A                                                  12/1/04                 3
                650 Startec Global Communications Corp.                                   5/15/08               650
                275 Sterling Chemicals Holdings                                           8/15/08             1,100
                420 Telehub Communications Corp.                                          7/31/05               210
                900 Ubiquitel, Inc. 144A                                                  4/15/10            22,500
              2,285 UIH Australia/Pacific, Inc. 144A                                      5/15/06            34,275
                 20 Versatel Telecom NV (Netherlands)                                     5/15/08             4,400
             35,580 Wright Medical Technology, Inc. 144A                                  6/30/03                 1
                320 XM Satellite Radio Holdings, Inc. 144A                                3/15/10            38,400
                                                                                                      -------------
                    Total Warrants (cost $671,600)                                                    $     812,912

SHORT-TERM INVESTMENTS (1.7%) (cost 6,471,000) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
     $    6,471,000 Interest in $949,877,000 joint repurchase agreement dated
                    October 31, 2000 with Merrill Lynch, Pierce, Fenner &
                    Smith, Inc. due November 1, 2000 with respect to various
                    U.S. Government obligations -- maturity value of
                    $6,472,186 for an effective yield of 6.60%                                        $   6,471,000
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $418,361,275) (b)                                         $ 371,531,537
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $378,800,074.

  (b) The aggregate identified cost on a tax basis is $419,671,758, resulting in gross unrealized appreciation and depreciation of $5,861,474 and $54,001,695, respectively, or net unrealized depreciation of $48,140,221.

(NON) Non-income-producing security.

(STP) The interest or dividend rate and date shown parenthetically represent the new interest or dividend rate to be paid and the date the fund will begin receiving interest or dividend income at this rate.

(PIK) Income may be received in cash or additional securities at the discretion of the issuer.

(SEG) A portion of these securities were pledged and segregated with the custodian to cover margin requirements for futures contracts at October
      31, 2000.

(RES) Restricted, excluding 144A securities as to public resale. The total market value of restricted securities held at October 31, 2000 was $1,305,018, or 0.3% of net assets.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      FLIRB represents Front Loaded Interest Reduction Bond.

      The rates shown on Floating Rate Bonds (FRB) and Floating Rate
      Notes (FRN) are the current interest rates shown at October 31, 2000, which are subject to change based on the terms of the security.


------------------------------------------------------------------------------
Forward Currency Contracts to Buy at October 31, 2000
(aggregate face value $64,886,329)
                      Total Market    Aggregate Face  Delivery     Unrealized
                          Value            Value        Date      Depreciation
------------------------------------------------------------------------------
Australian Dollars     $ 4,903,035     $ 5,381,823    12/20/00  $   (478,788)
Canadian Dollars         2,875,694       2,967,476    12/20/00       (91,782)
Euro                    30,411,248      31,772,693    12/20/00    (1,361,445)
Japenese Yen            22,441,575      23,445,095    12/20/00    (1,003,520)
Swedish Kronas             368,017         384,687    12/20/00       (16,670)
Swiss Francs               897,827         934,555    12/20/00       (36,728)
------------------------------------------------------------------------------
                                                                $ (2,988,933)
------------------------------------------------------------------------------
Forward Currency Contracts to Sell at October 31, 2000
(aggregate face value $80,841,845)

                       Total Market   Aggregate Face  Delivery     Unrealized
                           Value           Value        Date      Appreciation
------------------------------------------------------------------------------
British Pounds         $ 5,084,566     $ 5,119,135    12/20/00    $   34,569
Canadian Dollars        12,270,490      12,632,697    12/20/00       362,207
Danish Krones            7,472,211       7,870,358    12/20/00       398,147
Euro                    24,754,955      25,812,564    12/20/00     1,057,609
Japanese Yen            25,814,566      26,777,159    12/20/00       962,593
New Zealand
Dollars                  2,436,975       2,629,932    12/20/00       192,957
------------------------------------------------------------------------------
                                                                  $3,008,082
------------------------------------------------------------------------------
Futures Contracts Outstanding at October 31, 2000
                                                                   Unrealized
                        Total Market  Aggregate Face  Expiration  Appreciation/
                           Value           Value         Date    (Depreciation)
------------------------------------------------------------------------------
EuroDollar 90-day
(Long)                  $  934,850      $  935,317      Mar-01    $    (467)
EuroDollar 90-day
(Short)                    935,650         936,058      Mar-02          408
EuroYen 3-month
(Short)                  5,463,088       5,457,494      Sep-01       (5,594)
Gilt (Short)             1,319,628       1,305,544      Dec-00      (14,084)
Japan Bond 10-year
(Long)                   9,281,773       9,147,025      Dec-00      134,748
U.S. Treasury Bond
(Long)                     798,750         804,909      Dec-00       (6,159)
U.S. Treasury Bond
(Short)                  5,291,719       5,324,073      Dec-00       32,354
U.S. Treasury Note
10-year (Short)          1,510,547       1,513,999      Dec-00        3,452
------------------------------------------------------------------------------
                                                                  $ 144,658
------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.



STATEMENT OF ASSETS AND LIABILITIES
October 31, 2000
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $418,361,275) (Note 1)                                        $371,531,537
-------------------------------------------------------------------------------------------
Cash                                                                              1,361,211
-------------------------------------------------------------------------------------------
Foreign currency (cost $256,411)                                                    252,328
-------------------------------------------------------------------------------------------
Dividends and interest receivable                                                 8,209,520
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                   14,530,355
-------------------------------------------------------------------------------------------
Receivable for variation margin                                                      61,569
-------------------------------------------------------------------------------------------
Receivable for open forward currency contracts                                    3,008,082
-------------------------------------------------------------------------------------------
Receivable for closed forward currency contracts                                    197,390
-------------------------------------------------------------------------------------------
Total assets                                                                    399,151,992

Liabilities
-------------------------------------------------------------------------------------------
Distributions payable to shareholders                                             2,920,069
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                 12,436,595
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                        752,264
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                          113,956
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                        20,258
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          2,089
-------------------------------------------------------------------------------------------
Payable for open forward currency contracts                                       2,988,933
-------------------------------------------------------------------------------------------
Payable for closed forward currency contracts                                     1,044,558
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               73,196
-------------------------------------------------------------------------------------------
Total liabilities                                                                20,351,918
-------------------------------------------------------------------------------------------
Net assets                                                                     $378,800,074

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                $469,493,300
-------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                        (3,579,092)
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and
foreign currency transactions (Note 1)                                          (40,238,077)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and
assets and liabilities in foreign currencies                                    (46,876,057)
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                     $378,800,074

Computation of net asset value
-------------------------------------------------------------------------------------------
Net asset value per share ($378,800,074 divided by 53,095,749 shares)                 $7.13
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Year ended October 31, 2000
Investment income:
-------------------------------------------------------------------------------------------
Interest (net of foreign tax of $33,303)                                       $ 37,158,840
-------------------------------------------------------------------------------------------
Dividend                                                                          1,439,473
-------------------------------------------------------------------------------------------
Total investment income                                                          38,598,313

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                  3,017,255
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                      507,697
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                    16,956
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                      6,292
-------------------------------------------------------------------------------------------
Other                                                                               253,760
-------------------------------------------------------------------------------------------
Total expenses                                                                    3,801,960
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                          (52,183)
-------------------------------------------------------------------------------------------
Net expenses                                                                      3,749,777
-------------------------------------------------------------------------------------------
Net investment income                                                            34,848,536
-------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                (13,500,138)
-------------------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                                      69,513
-------------------------------------------------------------------------------------------
Net realized loss on foreign currency transactions (Note 1)                      (3,997,884)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of assets and
liabilities in foreign currencies during the year                                  (111,091)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and
futures contracts during the year                                               (13,160,570)
-------------------------------------------------------------------------------------------
Net loss on investments                                                         (30,700,170)
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                           $  4,148,366
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                           Year ended October 31
                                                                 ---------------------------------
                                                                             2000             1999
--------------------------------------------------------------------------------------------------
Decrease in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment income                                                $ 34,848,536     $ 34,234,373
--------------------------------------------------------------------------------------------------
Net realized loss on investments and
foreign currency transactions                                         (17,428,509)     (24,745,739)
--------------------------------------------------------------------------------------------------
Net unrealized depreciation of investments
and assets and liabilities in foreign currencies                      (13,271,661)        (698,996)
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                    4,148,366        8,789,638
--------------------------------------------------------------------------------------------------
Distributions to shareholders:
--------------------------------------------------------------------------------------------------
From net investment income                                            (29,588,055)     (34,234,373)
--------------------------------------------------------------------------------------------------
In excess of net investment income                                             --         (355,987)
--------------------------------------------------------------------------------------------------
Return of capital                                                      (5,772,295)      (3,159,376)
--------------------------------------------------------------------------------------------------
Total decrease in net assets                                          (31,211,984)     (28,960,098)

Net assets
--------------------------------------------------------------------------------------------------
Beginning of year                                                     410,012,058      438,972,156
--------------------------------------------------------------------------------------------------
End of year (including distributions in excess
of net investment income of $3,579,092
and $3,244,473, respectively)                                        $378,800,074     $410,012,058
--------------------------------------------------------------------------------------------------

Number of fund shares
--------------------------------------------------------------------------------------------------
Shares outstanding at beginning and end of year                        53,095,749       53,095,749
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)
-----------------------------------------------------------------------------------------------------

Per-share
operating performance                                     Year ended October 31
-----------------------------------------------------------------------------------------------------
                                        2000         1999         1998         1997         1996
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $7.72        $8.27        $9.26        $9.33        $9.04
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment income                    .66          .64          .71          .66          .68
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.58)        (.48)        (.96)         .13          .30
-----------------------------------------------------------------------------------------------------
Total from
investment operations                    .08          .16         (.25)         .79          .98
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.56)        (.64)        (.65)        (.52)        (.69)
-----------------------------------------------------------------------------------------------------
In excess of net
investment income                         --         (.01)          --           --           --
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --           --         (.17)          --
-----------------------------------------------------------------------------------------------------
In excess of net realized
gain on investments                       --           --           --         (.16)          --
-----------------------------------------------------------------------------------------------------
Return of capital                       (.11)        (.06)        (.09)        (.01)          --
-----------------------------------------------------------------------------------------------------
Total distributions                     (.67)        (.71)        (.74)        (.86)        (.69)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $7.13        $7.72        $8.27        $9.26        $9.33
-----------------------------------------------------------------------------------------------------
Market value,
end of period                         $6.438       $6.625       $8.125       $8.500       $8.375
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Total return at
market value (%)(a)                     7.70       (10.50)        4.15        11.34        12.08
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $378,800     $410,012     $438,972     $491,652     $495,724
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .94          .94         1.00          .96          .95
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               8.66         7.93         7.81         7.18         7.43
-----------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)           147.33       124.21       202.83       246.84       280.38
-----------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements. (Note 2)



NOTES TO FINANCIAL STATEMENTS
October 31, 2000

Note 1
Significant accounting policies

Putnam Master Income Trust (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The investment objective of the fund is to seek high current income consistent with the preservation of capital. The fund intends to diversify its investments among the following three sectors of the fixed-income securities market: a U.S. investment-grade sector, consisting of debt obligations of the U.S. government and investment-grade U.S. corporate bonds, a high-yield sector, consisting of high yielding, lower-rated U.S. corporate fixed income securities and an international sector, consisting of obligations of foreign governments, their agencies and instrumentalities and other fixed-income securities denominated in foreign currencies.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees. Market quotations are not considered to be readily available for certain debt obligations; such investments are stated at fair value on the basis of valuations furnished by a pricing service or dealers, approved by the Trustees, which determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and variable relationships between securities that are generally recognized by institutional traders.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, Inc. ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, Inc. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Discounts on zero coupon bonds, stepped-coupon bonds and payment-in-kind bonds are accreted according to the yield-to-maturity basis. Any premium resulting from the purchase of securities is amortized on a yield-to-maturity basis.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Forward currency contracts The fund may engage in forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date, to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short-term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is "marked-to-market" daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.

G) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

H) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At October 31, 2000, the fund had a capital loss carryover of approximately $38,898,000 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover    Expiration
--------------    ------------------
   $ 3,956,000    October 31, 2006
    23,414,000    October 31, 2007
    11,528,000    October 31, 2008

I) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, foreign currency gains and losses, dividends payable, defaulted bond interest, unrealized gains and losses on certain futures contracts, paydown gains and losses on mortgage-backed securities, market discount, interest on payment-in-kind securities, book accretion/amortization adjustments and foreign market discount. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended October 31, 2000, the fund reclassed $5,595,100 to increase distributions in excess of net investment income and $154,050 to increase paid-in-capital, with a decrease to accumulated net realized losses of $5,441,050. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.75% of the first $500 million of average weekly net assets, 0.65% of the next $500 million, 0.60% of the next $500 million, and 0.55% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended October 31, 2000, fund expenses were reduced by $52,183 under expense-offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense- offset arrangements in an income-producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $663 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

Note 3
Purchases and sales of securities

During the year ended October 31, 2000, cost of purchases and proceeds from sales of investment securities other than U.S. government obligations and short-term investments aggregated $357,677,460 and $369,809,600, respectively. Purchases and sales of U.S. government obligations aggregated $209,985,992 and $208,086,766, respectively.

Note 4
Share repurchase program

In November 1994, the Trustees authorized the fund to repurchase up to 2,650,000 of its shares in the open market. Repurchases will only be made when the fund's shares are trading at less than net asset value and at such times and amounts as is believed to be in the best interest of the fund's shareholders. Any repurchases of shares will have the effect of increasing the net asset value per share of remaining shares outstanding.

For the year ended October 31, 2000, the fund repurchased no shares.

As of October 31, 2000, 279,900 shares have been repurchased since the inception of the program.


FEDERAL TAX INFORMATION
(Unaudited)

For the year ended October 31, 2000, a portion of the Fund's distribution represents a return of capital and is therefore not taxable to shareholders.

The fund has designated 0.73% of the distributions from net investment income as qualifying for the dividends received deduction for corporations.

The Form 1099 you receive in January 2001 will show the tax status of all distributions paid to your account in calendar 2000.


RESULTS OF OCTOBER 5, 2000 SHAREHOLDER MEETING
(Unaudited)

An annual meeting of shareholders of the fund was held on October 5, 2000. At the meeting, each of the nominees for Trustees was elected, as follows:
                                                         Votes
                                  Votes for             withheld

Jameson Adkins Baxter            47,843,237            1,283,097
Hans H. Estin                    47,772,977            1,353,357
John A. Hill                     47,869,473            1,256,861
Ronald J. Jackson                47,861,935            1,264,399
Paul L. Joskow                   47,832,262            1,294,072
Elizabeth T. Kennan              47,825,502            1,300,832
Lawrence J. Lasser               47,783,103            1,343,231
John H. Mullin III               47,844,133            1,282,201
Robert E. Patterson              47,803,539            1,322,795
George Putnam, III               47,793,942            1,332,392
A.J.C. Smith                     47,795,752            1,330,582
W. Thomas Stephens               47,834,054            1,292,280
W. Nicholas Thorndike            47,829,227            1,297,107

A proposal to ratify the selection of KPMG LLP as the independent auditors of your fund was approved as follows: 48,176,827 votes for, and 270,419 votes against, with 679,088 abstentions.

A proposal to convert your fund from closed-end to open-end status and authorize certain related amendments to the Agreement and Declaration of Trust. The results were as follows: 6,129,578 votes for, and 18,488,559 votes against, with 2,172,871 abstentions and 22,335,326 broker non-votes.

All tabulations are rounded to nearest whole number.


FUND INFORMATION

WEB SITE

www.putnaminvestments.com

INVESTMENT MANAGER

Putnam Investment Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management, Inc.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

KPMG LLP

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

David L. Waldman
Vice President and Fund Manager

Richard A. Monaghan
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President


Call 1-800-225-1581 weekdays from 9 a.m. to 5 p.m. Eastern Time, or visit our Web site (www.putnaminvestments.com) any time for up-to-date information about the fund's NAV.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRST STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


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